iShares®, Inc.

Statement of Additional Information

Dated January 1, 2012
(as revised March 5, 2012)

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the following funds of iShares, Inc. (the “Company”):

Funds	Ticker	Stock Exchange
iShares MSCI Australia Index Fund	EWA	NYSE Arca
iShares MSCI Austria Investable Market Index Fund	EWO	NYSE Arca
iShares MSCI Belgium Investable Market Index Fund	EWK	NYSE Arca
iShares MSCI Brazil Index Fund	EWZ	NYSE Arca
iShares MSCI Canada Index Fund	EWC	NYSE Arca
iShares MSCI Chile Investable Market Index Fund	ECH	NYSE Arca
iShares MSCI Emerging Markets Eastern Europe Index Fund	ESR	NYSE Arca
iShares MSCI EMU Index Fund	EZU	NYSE Arca
iShares MSCI France Index Fund	EWQ	NYSE Arca
iShares MSCI Germany Index Fund	EWG	NYSE Arca
iShares MSCI Hong Kong Index Fund	EWH	NYSE Arca
iShares MSCI Israel Capped Investable Market Index Fund	EIS	NYSE Arca
iShares MSCI Italy Index Fund	EWI	NYSE Arca
iShares MSCI Japan Index Fund	EWJ	NYSE Arca
iShares MSCI Japan Small Cap Index Fund	SCJ	NYSE Arca
iShares MSCI Malaysia Index Fund	EWM	NYSE Arca
iShares MSCI Mexico Investable Market Index Fund	EWW	NYSE Arca
iShares MSCI Netherlands Investable Market Index Fund	EWN	NYSE Arca
iShares MSCI Pacific ex-Japan Index Fund	EPP	NYSE Arca
iShares MSCI Singapore Index Fund	EWS	NYSE Arca
iShares MSCI South Africa Index Fund	EZA	NYSE Arca
iShares MSCI South Korea Index Fund	EWY	NYSE Arca
iShares MSCI Spain Index Fund	EWP	NYSE Arca
iShares MSCI Sweden Index Fund	EWD	NYSE Arca
iShares MSCI Switzerland Index Fund	EWL	NYSE Arca
iShares MSCI Taiwan Index Fund	EWT	NYSE Arca
iShares MSCI Thailand Investable Market Index Fund	THD	NYSE Arca
iShares MSCI Turkey Investable Market Index Fund	TUR	NYSE Arca
iShares MSCI United Kingdom Index Fund	EWU	NYSE Arca
iShares MSCI USA Index Fund	EUSA	NYSE Arca

The Prospectuses for the above listed funds (each, a “Fund” and collectively, the “Funds”) are dated January 1, 2012, as amended and supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual and Semi-Annual Reports of the Company for the Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus, Annual Report and Semi-Annual Report for each Fund may be obtained without charge by writing to the Company’s distributor, SEI Investments Distribution Co. (the “Distributor”) at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. Each Fund’s Prospectus is incorporated by reference to this SAI.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”).

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General Description of the Company and its Funds

The Company currently consists of more than 35 investment series or portfolios. The Company was organized as a Maryland corporation on August 31, 1994 and is authorized to have multiple series or portfolios. The Company is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Company’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following funds:

  iShares MSCI Australia Index Fund
  iShares MSCI Austria Investable Market Index Fund
  iShares MSCI Belgium Investable Market Index Fund
  iShares MSCI Brazil Index Fund

  iShares MSCI Canada Index Fund
  iShares MSCI Chile Investable Market Index Fund
  iShares MSCI Emerging Markets Eastern Europe Index Fund

  iShares MSCI EMU Index Fund
  iShares MSCI France Index Fund
  iShares MSCI Germany Index Fund
  iShares MSCI Hong Kong Index Fund
  iShares MSCI Israel Capped Investable Market Index Fund
  iShares MSCI Italy Index Fund
  iShares MSCI Japan Index Fund
  iShares MSCI Japan Small Cap Index Fund
  iShares MSCI Malaysia Index Fund
  iShares MSCI Mexico Investable Market Index Fund
  iShares MSCI Netherlands Investable Market Index Fund
  iShares MSCI Pacific ex-Japan Index Fund
  iShares MSCI Singapore Index Fund
  iShares MSCI South Africa Index Fund
  iShares MSCI South Korea Index Fund
  iShares MSCI Spain Index Fund
  iShares MSCI Sweden Index Fund
  iShares MSCI Switzerland Index Fund
  iShares MSCI Taiwan Index Fund
  iShares MSCI Thailand Investable Market Index Fund
  iShares MSCI Turkey Investable Market Index Fund
  iShares MSCI United Kingdom Index Fund
  iShares MSCI USA Index Fund

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”) representing publicly-traded equity securities of issuers in a particular country, region or group of countries. Each Fund is managed by BlackRock Fund Advisors (“BFA” or the “Investment Adviser”), an indirect wholly owned subsidiary of BlackRock, Inc.

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Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). Shares of the Funds are listed and trade on NYSE Arca, Inc. (“NYSE Arca” or the “Listing Exchange”), a national securities exchange. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component (other than the iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, which currently redeem Creation Units of its shares solely for cash). Creation Units typically are a specified number of shares, generally ranging from 40,000 to 600,000 shares or multiples thereof.

The Company reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement to maintain with the Company a cash deposit, equal to at least 105% and up to 115%, which percentage BFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees associated with creations or redemptions that include a cash portion may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to investment management companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Shareholder Information section of each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading, and trade throughout the day, on the Listing Exchange and other secondary markets. Shares of the Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

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The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Company reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Fund’s Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in their relevant underlying indexes.

Currency Transactions. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a non-U.S. currency. A Fund may enter into non-U.S. currency forward and non-U.S. currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. Each Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

Diversification Status. The following table sets forth the diversification status of each Fund:

Diversified Funds	Non-Diversified Funds
iShares MSCI Canada Index Fund	iShares MSCI Australia Index Fund
iShares MSCI EMU Index Fund	iShares MSCI Austria Investable Market Index Fund
iShares MSCI Japan Index Fund	iShares MSCI Belgium Investable Market Index Fund
iShares MSCI Japan Small Cap Index Fund	iShares MSCI Brazil Index Fund
iShares MSCI Pacific ex-Japan Index Fund	iShares MSCI Chile Investable Market Index Fund

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Diversified Funds	Non-Diversified Funds
iShares MSCI Emerging Markets Eastern Europe Index Fund
iShares MSCI France Index Fund
iShares MSCI Germany Index Fund
iShares MSCI Hong Kong Index Fund
iShares MSCI Israel Capped Investable Market Index Fund
iShares MSCI Italy Index Fund
iShares MSCI Malaysia Index Fund
iShares MSCI Mexico Investable Market Index Fund
iShares MSCI Netherlands Investable Market Index Fund
iShares MSCI Singapore Index Fund
iShares MSCI South Africa Index Fund
iShares MSCI South Korea Index Fund
iShares MSCI Spain Index Fund
iShares MSCI Sweden Index Fund
iShares MSCI Switzerland Index Fund
iShares MSCI Taiwan Index Fund
iShares MSCI Thailand Investable Market Index Fund
iShares MSCI Turkey Investable Market Index Fund
iShares MSCI United Kingdom Index Fund
iShares MSCI USA Index Fund

With respect to 75% of a Fund’s total assets, a “diversified” fund is limited by the 1940 Act such that it may not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund’s total assets may be invested in any manner.

A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of the Funds and may make it less likely that the Funds will meet their respective investment objectives.

Futures and Options. Futures contracts and options may be used by a Fund to simulate investment in its Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund may enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Company, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA. On February 11, 2011, however, the Commodity Futures Trading Commission (“CFTC”) proposed certain regulatory changes that would subject registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in futures and certain other instruments, or if the fund markets itself as providing investment exposure to such instruments. If

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these regulatory changes are ultimately adopted by the CFTC, a Fund may be subject to the CFTC registration requirements, and the disclosure and operations of each Fund would need to comply with all applicable regulations governing commodity pools. Compliance with these additional registration and regulatory requirements would increase Fund expenses. BFA may also be subject to CFTC regulation if a Fund is deemed to be a commodity pool. Other potentially adverse regulatory initiatives could also develop.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require a Fund to maintain liquid assets. Generally, a Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” a Fund maintains liquid assets in an amount at least equal to a Fund’s daily marked-to-market obligation (i.e., a Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if a Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Lending Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those affiliated with BFA; such reinvestments are subject to investment risk. BFA may receive compensation for these investments.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in

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purchasing replacement securities. This event could trigger adverse tax consequences for the Funds. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund may take the tax effects of this difference into account in its securities lending program.

Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Company’s Board of Directors (the “Board” or the “Directors”). To the extent that the Funds engage in securities lending, BTC acts as securities lending agent for the Funds, subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Non-U.S. Securities. Each Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Fund’s investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), Non-Voting Depositary Receipts (“NVDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. NVDRs are designed for use in the Thai securities market. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the “strike price,” less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract

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and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are rated in the highest rating category generally by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include, for example, obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, in the case of a repurchase agreement entered into by a non-money market fund, the repurchase obligation of a seller must be of comparable credit quality to securities which are rated in one of the two highest rating categories by any NRSRO.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Funds, but are inherent in repurchase agreements. The Funds seek to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, a Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if a Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than such commitments.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in registered investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which a Fund may invest can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, which would be in addition to those incurred by the Fund.

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Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA or otherwise affiliated with BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc., “F-1” by Fitch Inc., or “A-1” by Standard & Poor’s® (a subsidiary of The McGraw-Hill Companies, Inc.) (“S&P® ” ), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize a Fund to invest in securities contracts and investments, other than those listed in this SAI and in the applicable Prospectuses, provided they are consistent with a Fund’s investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the principal risks associated with an investment in a Fund is contained in the applicable Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations.

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Risks of Equity Securities. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of stock markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers that are inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some of the securities may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in a Fund’s Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

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Risks of Investing in Africa. Investments in securities of issuers in certain African countries involve heightened risks including, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest and, in certain countries, genocidal warfare.

Certain countries in Africa generally have less developed capital markets than traditional emerging market countries, and, consequently, the risks of investing in foreign securities are magnified in such countries. Because securities markets of countries in Africa are underdeveloped and are less correlated to global economic cycles than those markets located in more developed countries, securities markets in Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations and uncertainty regarding the existence of trading markets.

Moreover, trading on securities markets may be suspended altogether. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in certain countries in Africa may be fewer in number and less established than brokerage firms in more developed markets. Since a Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund (i.e., counterparty risk). This risk is magnified to the extent that a Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms.

Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in countries in Africa. Moreover, certain countries in Africa require governmental approval or special licenses prior to investment by foreign investors and may limit the amount of investment by foreign investors in a particular industry and/or issuer, and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of the countries and/or impose additional taxes on foreign investors. A delay in obtaining a government approval or a license would delay investments in a particular country, and, as a result, a Fund may not be able to invest in certain securities while approval is pending. The government of a particular country may also withdraw or decline to renew a license that enables a Fund to invest in such country. These factors make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries, and any one of these factors could cause a decline in the value of a Fund’s investments.

Issuers located or operating in countries in Africa are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in countries in Africa and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.

In addition, governments of certain countries in Africa in which a Fund may invest may levy withholding or other taxes on income such as dividends, interest and realized capital gains. Although in certain countries in Africa a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Investment in countries in Africa may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, there is the risk that if an African country’s balance of payments declines, such African country may impose temporary restrictions on foreign capital remittances. Consequently, a Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in countries in Africa may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, there may be no single centralized securities exchange on which securities are traded in certain countries in Africa and the systems of corporate governance to which issuers located in countries in Africa are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, shareholders of issuers located in such countries may not receive many of the protections available to shareholders of issuers located in more developed countries.

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In circumstances where adequate laws and shareholder rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in countries in Africa may be inconsistent and subject to sudden change.

Certain countries in Africa may be heavily dependent upon international trade and, consequently, have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Certain countries in Africa depend to a significant extent upon exports of primary commodities such as gold, silver, copper and diamonds. These countries therefore are vulnerable to changes in commodity prices, which may be affected by a variety of factors. In addition, certain issuers located in countries in Africa in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. government and the United Nations, and/or countries identified by the U.S. government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. A Fund, as an investor in such issuers, will be indirectly subject to those risks.

The governments of certain countries in Africa may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in such countries, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in certain countries in Africa. Some countries in Africa may be affected by a greater degree of public corruption and crime, including organized crime.

In addition, recent political instability and protests in North Africa and the Middle East have caused significant disruptions to many industries. This instability has demonstrated that political and social unrest can spread quickly through the region, and that developments in one country can influence the political events in neighboring countries. Some protests have turned violent, and the threat of civil war in countries such as Libya poses a risk to investments in the region. Continued political and social unrest in these regions may negatively affect the value of your investment in a Fund.

Risks of Investing in Asia. Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in more developed countries. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest.

Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region.

Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region.

Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors.

Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in

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neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Risks of Investing in Australasia. The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services, or negative changes in any of these economies, may cause an adverse impact on some or all of the Australasian economies. Additionally, Australia and New Zealand are located in a region that has historically been prone to natural disasters. Any natural disaster in the region could negatively impact the economies of Australia and New Zealand and affect the value of securities held by a Fund.

Risks of Investing in Australia. The Fund’s investment in Australian issuers may subject the Fund to loss in the event of adverse political, economic, regulatory and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the Australian economy. The Australian economy is dependent on trading with certain key trading partners. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. Recently, Australia and Singapore entered into the Singapore-Australia Free Trade Agreement (“SAFTA”). SAFTA is intended to further expand the economic relationship with Singapore, Australia’s largest trade and investment partner in South-East Asia. Thus, economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The Australian economy is heavily dependent on the mining sector, passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.

Risks of Investing in Brazil. Investment in securities of companies domiciled in Brazil involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, a high level of price volatility in the Brazilian equity and currency markets, chronic structural public sector deficits and disparities of wealth.

Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and potential future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a Fund’s investments.

The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. The Brazilian government’s actions to control inflation and affect other economic policies have involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil. In the past, the Brazilian government has maintained domestic price controls, and no assurances can be given that price controls will not be re-imposed in the future.

Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the size of Brazil’s debt service burden relative to the economy as a whole, and political constraints to which Brazil may be subject. There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future, which could have the effect of preventing or restricting access to foreign currency.

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The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crisis in neighboring emerging market countries also may increase investors’ risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a Fund may invest.

Risks of Investing in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. In the past, some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled.

Many Eastern European countries continue to move towards market economies at different paces with appropriately different characteristics. Most Eastern European securities markets suffer from thin trading activity, dubious investor protections, and often a dearth of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political or transfer risk give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the Summer of 2008. Eastern European economies may also be particularly susceptible to changes in the international credit markets due to their reliance on bank related inflows of capital. The recent global economic crisis has restricted international credit supplies, and several Eastern European economies have faced significant credit and economic crises. Although some Eastern European economies are expanding again, major challenges are still present as a result of their continued dependence on the Western European zone for credit.

Risks of Investing in Emerging Markets Securities. Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging markets securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

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Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

A Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total gross domestic product (GDP). These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Risks of Investing in Japan. Investments in securities issued by Japanese companies may be subject to additional risks.

  Political Risk. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments.
  Large Government Debt Risk. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.
  Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy.
  Labor Risk. Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.
  Geographic Risk. Natural disasters, such as earthquakes, could occur in Japan or surrounding areas and could negatively affect the Japanese economy, and, in turn, could negatively affect a Fund.
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Risks of Investing in Latin America. The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the United States and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region.

  Structural Risk. Certain Latin American countries are subject to a considerable degree of economic, political and social instability, which could adversely affect investments in a Fund.
  Economic Risk. Certain Latin American countries have experienced economic instability resulting from periods of high inflation and currency devaluations.
  Political and Social Risk. Certain Latin American countries have experienced periods of instability and social unrest in the past. For example, Mexico has been destabilized by local insurrections, social upheavals and drug related violence. Disparities of wealth, the pace and success of democratization and capital market development and ethnic, religious and racial disaffection have led to social unrest, violence and labor unrest in a number of Latin American countries. Certain Latin American countries experience significant unemployment in certain regions, as well as widespread underemployment.

Risks of Investing in Non-U.S. Equity Securities. An investment in a Fund involves risks similar to those of investing in a portfolio of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of these Funds also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Funds; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Risks of Investing in Russia. Investing in the Russian securities market involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Risks include the absence of developed legal structures governing private and foreign investments and private property; the possibility of the loss of all or a substantial portion of a Fund’s assets invested in Russia as a result of expropriation; certain national policies which may restrict the Fund’s investment opportunities, including, without limitation, restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and potentially greater price volatility in, significantly smaller capitalization of, and relative illiquidity of, the Russian market. There can also be no assurance that a Fund’s investments in these companies would not be expropriated, nationalized or otherwise confiscated. In the event of the settlement of any such claims or such expropriation, nationalization or other confiscation, a Fund could lose its entire investment. In addition, it may be difficult and more costly to obtain and enforce a judgment in the Russian court system.

Russia may also be subject to a greater degree of economic, political and social instability than is the case in other developed countries. Such instability may result from, among other things, the following: (i) an authoritarian government or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products and oil and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Any acts of terrorism or armed conflicts in Russia or

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internationally could have an adverse effect on the financial and commodities markets and the global economy. As Russia produces and exports large amounts of crude oil and gas, any acts of terrorism or armed conflict causing disruptions of Russian oil and gas exports could negatively affect the Russian economy and, thus, adversely affect, the financial condition, results of operations or prospects of related companies.

The Russian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Future government actions could have a significant effect on the economic conditions in Russia, which could have a negative impact on private sector companies. There is also the possibility of diplomatic developments that could adversely affect investments in Russia. In recent years, the Russian government has begun to take bolder steps to re-assert its regional geopolitical influence (including military steps). Such steps may increase tensions between Russia and its neighbors and Western countries and may negatively affect economic growth.

Risks of Investing in Taiwan. A Fund’s investment in Taiwanese issuers may subject the Fund to loss in the event of adverse political, economic, regulatory and other developments that affect Taiwan, including fluctuations of the New Taiwan dollar versus the U.S. dollar. Taiwan has few natural resources, any fluctuation or shortage in the commodity markets could have a negative impact on the Taiwanese economy. Appreciation of the New Taiwan dollar, rising labor costs, and increasing environmental consciousness have led some labor-intensive industries to relocate to other countries with cheaper work forces. Continued labor outsourcing may adversely affect the Taiwanese economy. Taiwanese firms are among the world’s largest suppliers of computer monitors and leaders in personal computer manufacturing. A slowdown in global demand for these products will likely have an adverse impact on the Taiwanese economy. The Chinese government views Taiwan as a renegade province and continues to contest Taiwan’s sovereignty. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities will likely adversely impact the Taiwanese economy. Such risks, among others, may adversely affect the value of a Fund’s investments.

Risks of Investing in the Capital Goods Sector. The capital goods sector may be affected by fluctuations in the business cycle and by other factors affecting manufacturing demands. The capital goods sector depends heavily on corporate spending. The capital goods sector may perform well during times of economic expansion, and as economic conditions worsen, the demand for capital goods may decrease. Many capital goods are sold internationally and such companies are subject to market conditions in other countries and regions.

Risks of Investing in the Consumer Discretionary Sector. Companies engaged in the design, production or distribution of products or services for the consumer discretionary sector (including, without limitation, television and radio broadcasting, manufacturing, publishing, recording and musical instruments, motion pictures, photography, amusement and theme parks, gaming casinos, sporting goods and sports arenas, camping and recreational equipment, toys and games, apparel, travel-related services, automobiles, hotels and motels, and fast food and other restaurants) are subject to the risk that their products or services may become obsolete quickly. The consumer discretionary sector can be significantly affected by several factors, including, without limitation, the performance of domestic and international economies, exchange rates, changing consumer tastes and trends, marketing campaigns, cyclical revenue generation, consumer confidence, commodity price volatility, labor relations, interest rates, import and export controls, intense competition, technological developments and government regulation.

Risks of Investing in the Consumer Goods Sector. The consumer goods sector may be strongly affected by trends, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies in the consumer goods sector. In addition, tobacco companies may be adversely affected by new laws, regulations and litigation. Many consumer goods may be marketed globally, and consumer goods companies may be affected by the demand and market conditions in other countries and regions.

Risks of Investing in the Consumer Staples Sector. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumers staples sector are also affected by changes in government regulation, global economic, environmental and political events, economic conditions and the depletion of resources. In addition, companies in the consumers staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions.

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Risks of Investing in the Energy Sector. Companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, government regulations and policies, energy production and conservation efforts, and technological change. Prices and supplies of energy may fluctuate significantly over short and long periods of time due to national and international political changes, Organization of Petroleum Exporting Countries (“OPEC”) policies, changes in relationships among OPEC members and between OPEC and oil-importing nations, the regulatory environment, taxation policies, and the economy of the key energy-consuming countries. In addition, companies in the energy sector are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Disruptions in the oil industry or shifts in fuel consumption may significantly impact companies in this sector. In addition, because a significant portion of revenues of companies in this sector are derived from a relatively small number of customers that are largely composed of governmental entities and utilities, governmental budget constraints may have a significant impact on the stock prices of companies in this industry.

Risks of Investing in the Financial Sector. Companies in the financial sector include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, financial conglomerates and foreign banking and financial companies. The global financial markets have recently experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in availability of corporate credit, capital and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. These conditions have also contributed to consolidation within the financial industry. In addition, the global financial industry has been materially and adversely affected by a significant decline in the value of mortgage-backed and asset-backed securities, and by the sovereign debt crisis. The prospects of many financial companies are questionable and continue to evolve as financial companies revise their outlooks and write down assets that they hold.

Most financial companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Government regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by the regulation. Direct governmental intervention in the operations of financial companies and financial markets may materially and adversely affect the companies in which a Fund invests, including recent legislation in many countries that may increase government regulation, repatriation and other intervention. The impact of governmental intervention and recent legislation on any individual financial company or on the financial sector as a whole cannot be predicted. The valuation of financial companies has been and continues to be subject to unprecedented volatility and may be influenced by unpredictable factors, including interest rate risk and sovereign debt default. Certain financial businesses are subject to intense competitive pressures, including market share and price competition. Financial companies in non-U.S. countries are subject to market specific and general regulatory and interest rate concerns. In particular, government regulation in certain non-U.S. countries may include taxes and controls on interest rates, credit availability, minimum capital requirements, ban on short sales, prices and currency transfers.

The profitability of banks, savings and loan associations and financial companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect on the profitability of financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a financial company’s financial condition or prospects, could adversely affect its business.

Risks of Investing in the Health Care Sector. Companies in the health care sector are often issuers whose profitability may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection and the actual or perceived safety and efficiency of their products. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and may

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diminish the opportunity for a company to profit from a new product or to bring a new product to market. Many health care-related companies are relatively small and unseasoned. Health care companies may also be strongly affected by scientific bio-technology or technological developments and their products may quickly become obsolete. Also, many health care companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws. The impact of recent legislation passed by the U.S. government and other legislation introduced or considered by other governments on any individual health care company or on the health care sector as a whole cannot be predicted. These laws and proposals span a wide range of topics, including cost control, national health insurance, incentives for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. No one can predict what proposals will be enacted or what potentially adverse effect they may have on health care-related or biotechnology-related companies.

Risks of Investing in the Industrial Sector. The stock prices of companies in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events and economic conditions affect the performance of companies in the industrial sector. Companies in the industrial sector may be adversely affected by liability for environmental damage, product liability claims and exchange rates. The industrial sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrial sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

Risks of Investing in the Information Technology Sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Risks of Investing in the Insurance Industry. The insurance industry is subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Risks of Investing in the Materials Sector. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations, exchange rates and government regulations, among other factors. Also, companies in the materials sector are at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Risks of Investing in the Telecommunications Sector. The telecommunications sector of an economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may negatively affect the business of the telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.

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Risks of Investing in the Utilities Sector. Investments in utility companies involve special considerations, including the risk of changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing the specific utility services. The utilities industry is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries regulatory authorities may also restrict a company’s access to new markets, thereby diminishing a company’s long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive).

Small-Capitalization Companies Risk. Many of the companies in which Funds invests are considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of small-capitalization companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of small-capitalization companies may be thinly traded, making it difficult for the Funds to buy and sell them. In addition, small-capitalization companies are typically less financially stable than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.

Proxy Voting Policy

The Company has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BFA, the investment adviser to each Fund. The Company has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines.

BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by each Fund’s economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

  Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;
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  Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and
  Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BFA voted proxies relating to the Funds’ portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds’ website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds’ portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as discussed below; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members, subscribers to various fee-based subscription services, large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements and other institutional market participants and entities that provide information services.

Each business day, each Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Funds’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants; and (ii) to other personnel of the Funds’ investment adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Funds and the terms of the Funds’ current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

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Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Company’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Indexes

Descriptions of the Underlying Indexes are provided below.

The MSCI Indexes

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. The MSCI single country standard equity indexes have covered the world’s developed markets since 1969 and in 1987 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes, which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, both developed and emerging.

MSCI’s Global Investable Market Indexes (the “MSCI GIMI”) provide exhaustive coverage and non-overlapping market segmentation by market capitalization size and by style. The MSCI GIMI intends to target approximately 99% coverage of the free-float adjusted market capitalization in each market of large, mid and small cap securities.

  MSCI Global Standard Indexes cover all investable large and mid cap securities by including approximately 85% of each market’s free-float adjusted market capitalization.
  MSCI Global Small Cap Indexes provide coverage to all companies with a market capitalization below that of the companies in the MSCI Global Standard Indexes by including above and beyond the coverage of the MSCI Global Standard Indexes.

MSCI Global Investable Market Indexes

Selection Criteria. MSCI’s index construction process involves: (i) defining the equity universe; (ii) determining the market investable equity universe for each market; (iii) determining market capitalization size segments for each market; (iv) applying final size segment investability requirements; and (v) applying index continuity rules for the MSCI Global Standard Index.

Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI GIMI. Of these countries, as of August 31, 2011, 24 are classified as developed markets, 21 as emerging markets, and 31 as frontier markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts (“REITs”) in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country.

Determining the Market Investable Equity Universe for Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability

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requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

Determining Market Capitalization Size Segments for Each Market. In each market, MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. The MSCI Global Standard Index is the aggregation of the Large Cap Index and Mid Cap Index. The MSCI GIMI is the aggregation of the MSCI Global Standard Index and MSCI Global Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

  Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and
  Achieving consistent market coverage by ensuring that each market’s size segment is represented in its proportional weight in the composite universe.

Applying Final Size Segment Investability Requirements. In order to enhance replicability of the indexes, additional size segment investability requirements are set for the MSCI GIMI and MSCI Global Standard Index. These investability requirements include minimum free float market capitalization, minimum liquidity, minimum foreign limits and minimum length of trading.

Applying Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developed market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Weighting. All indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price).

Regional Weights. Market capitalization weighting, combined with a consistent target of approximately 99% of free-float adjusted market capitalization, helps ensure that each country’s weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except for Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float; and (ii) limits on share ownership for foreigners.

Under MSCI’s free-float adjustment methodology, a constituent’s inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15%, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. Since July 2000, MSCI uses the WM/Reuters Closing Spot Rates taken at 4:00 p.m. London time. In case WM/Reuters does not provide rates for specific markets on given days (for example, Christmas Day and New Year’s Day), the previous business day’s rates are normally used. MSCI independently monitors the exchange rates on all its indices. MSCI may under exceptional circumstances elect to use alternative sources of exchange rates if the WM/Reuters rates are not available, or if MSCI determines that the WM/Reuters rates are not reflective of market circumstances for a given currency on a particular day. In such circumstances, an announcement would be sent to clients with the related information. If appropriate, MSCI may conduct a consultation with the investment community to gather feedback on the most relevant exchange rate.

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Changes to the Indexes. The MSCI GIMI is maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes; (ii) changes in number of shares; and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

  Semi-Annual Index Reviews (“SAIRs”), conducted on a fixed semi-annual timetable that systematically reassess the various dimensions of the equity universe for all markets;
  Quarterly Index Reviews (“QIRs”), aimed at promptly reflecting other significant market events; and
  Ongoing event-related changes, such as mergers, acquisitions, spin-offs, bankruptcies, reorganizations and other similar corporate events, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, frontier, emerging and developed) follow their own implementation time tables.

MSCI conducts SAIRs generally as of the close of the last business day of May and November. During the SAIRs, MSCI updates the investable equity universe and reassesses size segmentation investability requirements. MSCI also conducts QIRs generally as of the close of the last business day of February and August. During the QIRs, MSCI reflects changes in the index that were not captured at the time of their actual occurrence, but are significant enough to be included before the next SAIR. The results of the SAIR and QIR are generally announced at least ten business days in advance of implementation.

MSCI 25/50 Indexes

Each of the MSCI 25/50 Indexes (the “25/50 Indexes”) is a sub-index of either an MSCI Global Standard Index or an MSCI GIMI. Their construction reflects the diversification requirements applicable to RICs pursuant to Subchapter M of the Internal Revenue Code. Each 25/50 Index is constructed in such a way as to ensure that no single issuer represents more than 25% of the weight of the index and that all issues that individually represent more than 5% of the weight of the index do not in the aggregate represent more than 50% of the weight of the index.

MSCI Australia Index

Number of Components: approximately 71

Index Description. The MSCI Australia Index consists of stocks traded primarily on the Australian Stock Exchange.

MSCI Austria Investable Market Index

Number of Components: approximately 29

Index Description. The MSCI Austria Investable Market Index consists of stocks traded primarily on the Vienna Stock Exchange.

MSCI Belgium Investable Market Index

Number of Components: approximately 51

Index Description. The MSCI Belgium Investable Market Index consists of stocks traded primarily on the Brussels Stock Exchange.

MSCI Brazil Index

Number of Components: approximately 83

Index Description. The MSCI Brazil Index consists of stocks traded primarily on the BM&FBOVESPA (the Brazilian exchange).

MSCI Canada Index

Number of Components: approximately 101

Index Description. The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

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MSCI Chile Investable Market Index

Number of Components: approximately 38

Index Description. The MSCI Chile Investable Market Index consists of stocks traded primarily on the Santiago Stock Exchange.

MSCI Emerging Markets Eastern Europe Index

Number of Components: approximately 56

Index Description. The MSCI Emerging Markets Eastern Europe Index is a free float-adjusted market capitalization index designed to measure the equity performance of companies domiciled in four Eastern European emerging market nations: the Czech Republic, Hungary, Poland and Russia.

MSCI EMU Index

Number of Components: approximately 265

Index Description. The MSCI EMU Index consists of stocks from the following 11 markets: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.

MSCI France Index

Number of Components: approximately 75

Index Description. The MSCI France Index consists of stocks traded primarily on the Paris Stock Exchange.

MSCI Germany Index

Number of Components: approximately 52

Index Description. The MSCI Germany Index consists of stocks traded primarily on the Frankfurt Stock Exchange.

MSCI Hong Kong Index

Number of Components: approximately 41

Index Description. The MSCI Hong Kong Index consists of stocks traded primarily on the Stock Exchange of Hong Kong Limited (SEHK).

MSCI Israel Capped Investable Market Index

Number of Components: approximately 80

Index Description. The MSCI Israel Capped Investable Market Index consists of stocks traded primarily on the Tel Aviv Stock Exchange.

MSCI Italy Index

Number of Components: approximately 30

Index Description. The MSCI Italy Index consists of stocks traded primarily on the Milan Stock Exchange.

MSCI Japan Index

Number of Components: approximately 317

Index Description. The MSCI Japan Index consists of stocks traded primarily on the Tokyo Stock Exchange.

MSCI Japan Small Cap Index

Number of Components: approximately 836

Index Description. The MSCI Japan Small Cap Index targets a coverage range between 85% and 99% of the free float-adjusted market capitalization, which consists of stocks traded primarily on the Tokyo Stock Exchange.

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MSCI Korea Index

Number of Components: approximately 104

Index Description. The MSCI Korea Index consists of stocks traded primarily on the Stock Market Division of the Korea Exchange.

MSCI Malaysia Index

Number of Components: approximately 42

Index Description. The MSCI Malaysia Index consists of stocks traded primarily on the Kuala Lumpur Stock Exchange.

MSCI Mexico Investable Market Index

Number of Components: approximately 44

Index Description. The MSCI Mexico Investable Market Index consists of stocks traded primarily on the Mexican Stock Exchange.

MSCI Netherlands Investable Market Index

Number of Components: approximately 60

Index Description. The MSCI Netherlands Investable Market Index consists of stocks traded primarily on the Amsterdam Stock Exchange.

MSCI Pacific ex-Japan Index

Number of Components: approximately 149

Index Description. The MSCI Pacific ex-Japan Index is designed to measure equity market performance in the Australia, Hong Kong, New Zealand and Singapore equity markets.

MSCI Singapore Index

Number of Components: approximately 32

Index Description. The MSCI Singapore Index consists of stocks traded primarily on the Singapore Stock Exchange.

MSCI South Africa Index

Number of Components: approximately 49

Index Description. The MSCI South Africa Index consists of stocks traded primarily on the Johannesburg Stock Exchange.

MSCI Spain Index

Number of Components: approximately 28

Index Description. The MSCI Spain Index consists of stocks traded primarily on the Madrid Stock Exchange.

MSCI Sweden Index

Number of Components: approximately 33

Index Description. The MSCI Sweden Index consists of stocks traded primarily on the Stockholm Stock Exchange.

MSCI Switzerland Index

Number of Components: approximately 37

Index Description. The MSCI Switzerland Index consists of stocks traded primarily on the Zurich Stock Exchange.

MSCI Taiwan Index

Number of Components: approximately 122

Index Description. The MSCI Taiwan Index consists of stocks traded primarily on the Taiwan Stock Exchange.

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MSCI Thailand Investable Market Index

Number of Components: approximately 84

Index Description. The MSCI Thailand Investable Market Index consists of stocks traded primarily on the Stock Exchange of Thailand.

MSCI Turkey Investable Market Index

Number of Components: approximately 97

Index Description. The MSCI Turkey Investable Market Index consists of stocks traded primarily on the Istanbul Stock Exchange (ISE).

MSCI United Kingdom Index

Number of Components: approximately 104

Index Description. The MSCI United Kingdom Index consists of stocks traded primarily on the London Stock Exchange.

MSCI USA Index

Number of Components: approximately 588

Index Description. The MSCI USA Index is a market capitalization weighted index designed to measure the performance of equity securities in the top 85% by market capitalization of equity securities listed on stock exchanges in the United States.

Additional Information. “MSCI,” MSCI Australia Index, MSCI Austria Investable Market Index, MSCI Belgium Investable Market Index, MSCI Brazil Index, MSCI Canada Index, MSCI Chile Investable Market Index, MSCI Emerging Markets Eastern Europe Index, MSCI EMU Index MSCI France Index, MSCI Germany Index, MSCI Hong Kong Index, MSCI Israel Capped Investable Market Index, MSCI Italy Index, MSCI Japan Index, MSCI Japan Small Cap Index, MSCI Korea Index, MSCI Malaysia Index, MSCI Mexico Investable Market Index, MSCI Netherlands Investable Market Index, MSCI Pacific ex-Japan Index, MSCI Singapore Index, MSCI South Africa Index, MSCI Spain Index, MSCI Sweden Index, MSCI Switzerland Index, MSCI Taiwan Index, MSCI Thailand Investable Market Index, MSCI Turkey Investable Market Index, MSCI United Kingdom Index and MSCI USA Index are service marks of MSCI Inc. and have been licensed for use by BTC. The Funds are not sponsored, endorsed, sold or promoted by MSCI Inc. nor does MSCI Inc. make any representation regarding the advisability of investing in any of the Funds.

Investment Limitations

The Board has adopted as non-fundamental policies the investment objectives of the Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of the applicable Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, and (b) more than 50% of outstanding voting securities.

The iShares MSCI Australia Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares Switzerland Index Fund and iShares Taiwan Index Fund, will not:

1.	Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;
2.	Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the

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Fund will not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;
3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund’s assets);
4.	Purchase a security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. (This restriction applies to each of the iShares MSCI Singapore Index Fund and iShares MSCI South Korea Index Fund only);
5.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;
6.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;
7.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;
8.	Sell securities short; or
9.	Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

The iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund and iShares MSCI United Kingdom Index Fund will not:

1.	Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
2.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
3.	Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund’s assets);
4.	Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;
5.	Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;
6.	Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;
7.	Sell securities short; or
8.	Invest in commodities or commodity contracts, except that a Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.
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The iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Thailand Investable Market Index Fund, iShares MSCI Turkey Investable Market Index Fund and iShares MSCI USA Index Fund will not:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry;
2.	Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques;
To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law;
3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time;
5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other investments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objectives and policies); or
6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, the disposing of portfolio securities.

Industry concentration. Each of the iShares MSCI Singapore Index Fund and iShares MSCI South Korea Index Fund has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A Fund may not concentrate its investments except as discussed above. The Board has adopted this policy as fundamental, which means that it may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund’s outstanding voting securities.

As of September 30, 2011, the following Fund was concentrated (i.e., invested 25% or more of its total assets) in the specified industry:

Fund	Industry or Industries
iShares MSCI Singapore Index Fund	Banks

Each of the iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Chile

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Investable Market Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund, iShares MSCI Turkey Investable Market Index Fund, iShares MSCI United Kingdom Index Fund and iShares MSCI USA Index Fund will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements of the Internal Revenue Code applicable to RICs, any underlying Treasury regulations or any successor provision.

As of September 30, 2011, each of the following Funds was concentrated (i.e., held 25% or more of its total assets) in the specified industries:

Fund	Industry or Industries
iShares MSCI Australia Index Fund	Banks
iShares MSCI Belgium Investable Market Index Fund	Beverages
iShares MSCI Emerging Markets Eastern Europe Index Fund	Oil & Gas
iShares MSCI Malaysia Index Fund	Banks
iShares MSCI Mexico Investable Market Index Fund	Telecommunications
iShares MSCI Netherlands Investable Market Index Fund	Food
iShares MSCI Spain Index Fund	Banks
iShares MSCI Switzerland Index Fund	Pharmaceuticals
iShares MSCI Switzerland Index Fund	Food
iShares MSCI Thailand Investable Market Index Fund	Banks
iShares MSCI Turkey Investable Market Index Fund	Banks

In addition to the investment limitations adopted as fundamental as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

1.	Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Fund in accordance with its views; or
2.	Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.
For purposes of the percentage limitation on each Fund’s investments in illiquid securities, foreign equity securities, though not registered under the 1933 Act, are not deemed illiquid with respect to each Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be “readily marketable” if they are traded on an exchange or other organized market and are not legally restricted from sale by the Fund. BFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

1.	The frequency of trades and quotes for the security;
2.	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
3.	Dealer undertakings to make a market in the security; and

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4.	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with to at the time of investment, a later increase or decrease in percentage resulting from any change in value or total or net assets will not constitute in a violation of such restriction, except that certain percentage limitations will be observed continuously in accordance with applicable law.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and in ADRs based on securities, in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

The iShares MSCI Canada Index Fund has adopted a non-fundamental investment policy such that the Fund may invest in shares of other open-end management investment companies or unit investment trusts, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Directors and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualified, and all other officers shall hold office until he or she resigns or is removed. Directors who are not interested persons (as defined in the 1940 Act) are referred to as Independent Directors.

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The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. and, as a result, oversees a total of 230 funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, the address of each Director and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Independent Chairman.

Interested Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[1] (54)	Director (since 2009).	President and Director, BlackRock, Inc. (since 2006 and 2007, respectively); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Trustee of iShares Trust (since 2009); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of BlackRock, Inc. (since 2007).
Michael Latham[2] (46)	Director (since 2010); President (since 2007).	Chairman of iShares, BTC (since 2011); Global Chief Executive Officer of iShares, BTC (2010-2011); Managing Director, BTC (since 2009); Head of Americas iShares, Barclays Global Investors (“BGI”) (2007-2009); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange-Traded Products Business of BGI (2003-2007).	Trustee of iShares Trust (since 2010); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).

[1]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc.
[2]	Michael Latham is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
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Independent Directors

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
George G.C. Parker (72)	Director (since 2002); Independent Chairman (since 2010).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Trustee of iShares Trust (since 2000); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Independent Chairman of iShares Trust (since 2010); Independent Chairman of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of Colony Financial, Inc. (since 2009); Director of First Republic Bank (since 2010).
John E. Martinez (50)	Director (since 2003).	Director of EquityRock, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Cecilia H. Herbert (62)	Director (since 2005).	Director (since 1998) and President (2007-2010) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2002) and Chair of the Finance Committee (2006-2009) and Investment Committee (since 2006) of the Thacher School; Member (since 1994) and Chair (1994-2005) of Investment Committee, Archdiocese of San Francisco.	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director, Forward Funds (35 portfolios) (since 2009).
Charles A. Hurty (68)	Director (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002).
John E. Kerrigan (56)	Director (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert H. Silver (56)	Director (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Trustee of iShares Trust (since 2007); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2010).
Madhav V. Rajan (47)	Director (since 2011).	Gregor G. Peterson Professor of Accounting and Senior Associate Dean for Academic Affairs, Stanford University: Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (Winter 2007-2008).	Trustee of iShares Trust (since 2011); Director of iShares MSCI Russia Capped Index Fund, Inc. (since 2011).

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Jack Gee (52)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009).
Eilleen M. Clavere (59)	Secretary (since 2007).	Director, BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).
Ira P. Shapiro (48)	Vice President and Chief Legal Officer (since 2007).	Managing Director, BTC (since 2009); Associate General Counsel, BGI (2004-2009).
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Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Amy Schioldager (49)	Executive Vice President (since 2007).	Managing Director, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).
Matt Tucker (39)	Vice President (since 2007).	Managing Director, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director of the Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds and the other funds in the Company (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Also, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Robert Kapito has been a Director of the Company since 2009. Mr. Kapito has served as a Trustee of iShares Trust since 2009, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and a Director of BlackRock, Inc. since 2007. In addition, he has over 20 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Mr. Kapito serves as President and Director of BlackRock, Inc., and is the Chairman of the Operating Committee, a member of the Office of the Chairman, the Leadership Committee and the Corporate Council. He is responsible for day-to-day oversight of BlackRock’s key operating units, including the Account Management and Portfolio Management Groups, Real Estate Group and BlackRock Solutions® . Prior to assuming his current responsibilities in 2007, Mr. Kapito served as Head of BlackRock’s Portfolio Management Group. In that role, he was responsible for overseeing all portfolio management within BlackRock, including the Fixed Income, Equity, Liquidity, and Alternative Investment Groups. Mr. Kapito serves as a member of the Board of Trustees of the University of Pennsylvania. He is also President of the Board of Directors for the Hope & Heroes Children’s Cancer Fund since 2002 and President of the Board of Directors for Periwinkle Theatre for Youth, a national non-profit arts-in-education organization, since 1983. Mr. Kapito earned a BS degree in economics from the Wharton School of the University of Pennsylvania in 1979, and an MBA degree from Harvard Business School in 1983.

Michael Latham has been a Director of the Company since 2010 and President of the Company since 2007. Mr. Latham served as Principal Financial Officer of the Company from 2002 until 2007. Mr. Latham has served as a Trustee of iShares Trust since 2010, President of iShares Trust since 2007, Principal Financial Officer of iShares Trust from 2002 until 2007, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and President of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Latham is the Chairman of BlackRock’s iShares exchange-traded fund business. In addition, he has over 15 years of experience as part of BlackRock, Inc. and BlackRock’s predecessor entities. Prior to assuming his current responsibilities in September 2011, he was the global head of BlackRock’s iShares exchange-traded fund business. Prior to April 2009, he was head of BlackRock’s iShares exchange-traded fund business for the United States and Canada, and Chief Operating Officer for the U.S. iShares business. He previously held a variety of operating positions within the firm. Mr. Latham earned a BS degree in business administration from California State University at San Francisco in 1988.

George G.C. Parker has been a Director of the Company since 2002 and Chairman of the Company’s Board since 2010. Mr. Parker served as Lead Independent Director of the Company from 2006 until 2010 and Chairman of the Nominating and

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Governance Committee for the Company from 2002 until 2010. Mr. Parker has served as a Trustee of iShares Trust since 2000, Chairman of iShares Trust’s Board since 2010, Lead Independent Director of iShares Trust from 2006 until 2010, Chairman of the Nominating and Governance Committee for iShares Trust from 2002 until 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of iShares MSCI Russia Capped Index Fund, Inc.’s Board since 2010. Mr. Parker also serves as Director on four other boards. Mr. Parker is the Dean Witter Distinguished Professor of Finance (Emeritus) at the Stanford Graduate School of Business. He teaches courses in Corporate Finance in the MBA Program, Stanford Sloan Program for Executives, and in various other Executive Education Programs at Stanford University. Mr. Parker’s teaching and research interests are primarily in the field of corporate finance, management of financial institutions, and corporate governance, and he has written numerous case studies related to these subjects. He has also authored several articles on capital structure, risk management, and corporate valuation. Mr. Parker holds MBA and Ph.D. degrees from the Stanford Graduate School of Business.

John E. Martinez has been a Director of the Company since 2003. Mr. Martinez has served as a Trustee of iShares Trust since 2003 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Martinez is a Director of EquityRock, Inc. (previously Real Estate Equity Exchange, Inc), providing governance oversight and consulting services to this privately held firm that develops products and strategies for homeowners in managing the equity in their homes. Mr. Martinez previously served as Director of Barclays Global Investors (BGI) UK Holdings, where he provided governance oversight representing BGI’s shareholders (Barclays PLC, BGI management shareholders) through oversight of BGI’s worldwide activities. Since 2003, he is a Director and Executive Committee Member for Larkin Street Youth Services, providing governance oversight and strategy development to an agency that provides emergency and transitional housing, health care, education, job and life skills training to homeless youth. Mr. Martinez has an AB degree in economics from The University of California, Berkeley and holds an MBA degree in finance and statistics from the Graduate School of Business, University of Chicago.

Cecilia H. Herbert has been a Director of the Company since 2005. Ms. Herbert has served as a Trustee of iShares Trust since 2005 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. She is Director of the Board of the Catholic Charities CYO, among the Bay Area’s largest private social services organizations serving the homeless, poor, aged, families, children and AIDS/HIV victims, on which she has served since 1998. Ms. Herbert is a member of the Finance Council, Archdiocese of San Francisco since 1994, which she chaired from 1994 to 2005. She is a Trustee of the Thacher School since 2002 and chairs its Investment Committee. She has served on numerous non-profit boards. Ms. Herbert is also a Director and Advisory Board Member since 2009 of the Forward Funds. Ms. Herbert previously served as a Trustee for the Pacific Select Funds and The Montgomery Funds. Ms. Herbert previously served as Managing Director of J.P. Morgan/Morgan Guaranty Trust Company responsible for product development, marketing and credit for U.S. multinational corporations and as head of its San Francisco office and as Assistant Vice President, Signet Banking Corporation. Ms. Herbert has a BA degree in economics and communications from Stanford University and an MBA degree in finance from Harvard Business School.

Charles A. Hurty has been a Director of the Company since 2005 and Chairman of the Audit Committee of the Company since 2006. Mr. Hurty has served as a Trustee of iShares Trust since 2005, Chairman of the Audit Committee of iShares Trust since 2006, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Audit Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. In addition, Mr. Hurty serves as Director of the GMAM Absolute Return Strategy Fund since 2002, Director of the SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (formerly, Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC) since 2002 and was a Director of the CSFB Alternative Investment Funds from 2005 to December 2009, when the funds were liquidated. Mr. Hurty was formerly a Partner at KPMG, LLP from 1968 to 2001. Mr. Hurty has a BS degree in accounting from University of Kansas.

John E. Kerrigan has been a Director of the Company since 2005 and Chairman of the Nominating and Governance Committee of the Company since 2010. Mr. Kerrigan has served as a Trustee of iShares Trust since 2005, Chairman of the Nominating and Governance Committee of iShares Trust since 2010, a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010 and Chairman of the Nominating and Governance Committee of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Kerrigan serves as Chief Investment Officer, Santa Clara University since 2002. Mr. Kerrigan was formerly a Managing Director at Merrill Lynch & Co., including the following responsibilities: Global Manager of Institutional Client Division eCommerce, Global Manager of Technology Specialists Sales and Chair, Performance Measurement, Evaluation & Compensation Task Force. Mr. Kerrigan is a Trustee, since 2008, of Sacred Heart Schools, Atherton, CA, and Director, since 1999, of The BASIC Fund (Bay Area Scholarships for Inner City Children). Mr. Kerrigan has a BA degree from Boston College and is a Chartered Financial Analyst.

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Robert H. Silver has been a Director of the Company since 2007. Mr. Silver has served as a Trustee of iShares Trust since 2007 and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2010. Mr. Silver is President and a co-founder of The Bravitas Group Inc., a firm dedicated to advising and investing in emerging business enterprises and to supporting philanthropic activities that benefit under-served urban youth. Previously, Mr. Silver served as the President and Chief Operating Officer of UBS Financial Services Inc., the registered broker dealer comprising the Wealth Management USA business unit of UBS AG. Mr. Silver also served on the Board of Directors of EPAM, a provider of software engineering outsourcing services in Central and Eastern Europe, the Depository Trust and Clearing Corporation (DTCC) and served as a governor of the Philadelphia Stock Exchange. In addition, Mr. Silver is a Vice Chairman and a Member of the Board of Directors for the YMCA of Greater New York and chairs its Fund Development Committee since 2001 and Co-Founder and Vice President of Parentgiving Inc. since 2008. Mr. Silver began his career as a CPA at KPMG LLP from 1983 until 1997. Mr. Silver has a BS degree in business administration from the University of North Carolina.

Madhav V. Rajan has been a Director of the Company since 2011. Mr. Rajan has served as a Trustee of iShares Trust and a Director of iShares MSCI Russia Capped Index Fund, Inc. since 2011. Mr. Rajan is the Gregor G. Peterson Professor of Accounting at the Stanford Graduate School of Business. He has taught accounting for over 20 years to undergraduate, MBA and law students, as well as to senior executives. Mr. Rajan serves as the Senior Associate Dean for Academic Affairs and head of the MBA Program at the Stanford Graduate School of Business. Mr. Rajan served as editor of “The Accounting Review” from 2002 to 2008 and is co-author of “Cost Accounting: A Managerial Emphasis,” a leading cost accounting textbook. Mr. Rajan holds MS, MBA and Ph.D. degrees in Accounting from Carnegie Mellon University.

Board – Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Board. The Board has engaged BFA to manage the Funds on a day-to-day basis. The Board is responsible for overseeing BFA and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Company’s charter. The Board is currently composed of nine members, seven of whom are Independent Directors (defined below). The Board currently conducts regular meetings four times a year. In addition, the Board frequently holds special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors meet regularly outside the presence of management, in executive session or with other service providers to the Company.

The Board has appointed an Independent Director to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established a Nominating and Governance Committee and an Audit Committee to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish ad-hoc committees or informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Directors and the full Board to enhance effective oversight.

Day-to-day risk management with respect to the Funds is the responsibility of BFA or other service providers (depending on the nature of the risk), subject to the supervision of BFA. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. The Directors have an oversight role in this area, satisfying themselves that risk management processes are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Company, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Company and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer assesses key compliance risks affecting each Fund, and addresses them in reports to the Board. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

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Committees of the Board of Directors. Each Director who is not an interested person (as defined in the 1940 Act) of the Company (“Independent Director”) serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Company’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (ii) in its oversight of the Company’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Company’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met six times during the fiscal year ended August 31, 2011.

The Nominating and Governance Committee nominates individuals for Independent Director membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Director; (ii) recommending to the Board and current Independent Directors the nominee(s) for appointment as an Independent Director by the Board and current Independent Directors and/or for election as Independent Directors by shareholders to fill any vacancy for a position of Independent Director(s) on the Board; (iii) recommending to the Board and current Independent Directors the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Director to the Board and current Independent Directors to serve as Lead Independent Director; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Directors for their services as Directors, members or chairpersons of committees of the Board, Lead Independent Director, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Directors. The Nominating and Governance Committee met six times during the fiscal year ended August 31, 2011.

The following table sets forth, as of December 31, 2010, the dollar range of equity securities beneficially owned by each Director in the Funds and in other registered investment companies overseen by the Director within the same family of investment companies as the Company. If a fund is not listed below, the Director did not own any securities in that fund as of the date indicated above:

Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Robert Kapito	None	None	None

Michael Latham	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays Aggregate Bond Fund	Over $100,000
	iShares FTSE China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	Over $100,000
	iShares MSCI BRIC Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI EAFE Value Index Fund	Over $100,000
	iShares MSCI Emerging Markets Index Fund	Over $100,000
	iShares Russell 2000 Index Fund	Over $100,000
	iShares Russell 3000 Index Fund	Over $100,000
	iShares Russell 3000 Value Index Fund	Over $100,000
	iShares Russell Microcap Index Fund	Over $100,000
37

Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000

John E. Martinez	iShares Barclays TIPS Bond Fund	Over $100,000	Over $100,000
	iShares MSCI All Country Asia ex Japan Index Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Global Consumer Staples Sector Index Fund	Over $100,000

George G.C. Parker	iShares Barclays Aggregate Bond Fund	Over $100,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	Over $100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares S&P 100 Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P California AMT-Free Municipal Bond Fund	Over $100,000

Cecilia H. Herbert	iShares Barclays 1-3 Year Treasury Bond Fund	$10,001-$50,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	Over $100,000
	iShares iBoxx $ High Yield Corporate Bond Fund	$1-$10,000
	iShares JPMorgan USD Emerging Markets Bond Fund	$1-$10,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares MSCI Pacific ex-Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P MidCap 400 Growth Index Fund	$10,001-$50,000

Charles A. Hurty	iShares Dow Jones Financial Sector Index Fund	$1-$10,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$1-$10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	$10,001-$50,000
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Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares Dow Jones U.S. Technology Sector Index Fund	$10,001-$50,000
	iShares FTSE China 25 Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000
	iShares S&P Global Energy Sector Fund	$1-$10,000
	iShares S&P Global Technology Sector Index Fund	$1-$10,000
	iShares S&P North American Technology-Multimedia Networking Index Fund	$1-$10,000

John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	Over $100,000	Over $100,000
	iShares S&P Short Term National AMT-Free Municipal Bond Fund	Over $100,000

Robert H. Silver	iShares Barclays 1-3 Year Credit Bond Fund	Over $100,000	Over $100,000
	iShares Barclays 1-3 Year Treasury Bond Fund	Over $100,000
	iShares Barclays Aggregate Bond Fund	$10,001-$50,000
	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000
	iShares Dow Jones U.S. Financial Services Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Regional Banks Index Fund	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI ACWI ex US Index Fund	Over $100,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares Russell 1000 Growth Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	$50,001-$100,000
	iShares Russell 2000 Growth Index Fund	$50,001-$100,000
	iShares Russell 2000 Index Fund	$1-$10,000
	iShares Russell 2000 Value Index Fund	$50,001-$100,000
	iShares Russell 3000 Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P Europe 350 Index Fund	$10,001-$50,000
	iShares S&P U.S. Preferred Stock Index Fund	Over $100,000
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Name of Director	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
	iShares S&P/Citigroup International Treasury Bond Fund	$1-$10,000

Madhav V. Rajan[1]	None	None	None

Darrell Duffie[2]	None	None	None

[1]	Appointed to serve as Director effective May 16, 2011.
[2]	Served as Director through March 19, 2011.

As of December 31, 2010, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of BFA (the Funds’ investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Directors. For the calendar year ended December 31, 2010, the Company paid each Independent Director $73,333 for meetings of the Board attended by the Director. Effective January 1, 2011, the Company pays each Independent Director $83,333 for meetings of the Board attended by the Director. The Company also pays Charles Hurty an annual fee of $13,333 for service as the Chairperson of the Board’s Audit Committee and George G.C. Parker an annual fee of $16,667 for service as the Board’s Lead Independent Director (now, Independent Chairman). John Martinez, John Kerrigan and Cecilia Herbert are also each entitled to $10,000 (plus an additional $1,765 paid to compensate for taxes due in Mauritius) for his or her service as a director of subsidiaries of the Company and iShares Trust. The Company pays John Kerrigan an annual fee of $5,000 for service as the Chairperson of the Board’s Nominating and Governance Committee. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Director for the calendar year ended December 31, 2010:

Name of Interested Director[1]	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Funds and Fund Complex[3]
Robert S. Kapito	$0	Not Applicable	Not Applicable	$0
Michael Latham	0	Not Applicable	Not Applicable	0

[1]	Robert S. Kapito and Michael Latham were not compensated by the Company due to their employment with BlackRock, Inc. during the time period reflected in the table.
[2]	No Director or officer is entitled to any pension or retirement benefits from the Company.
[3]	Includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc.
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The table below sets forth the total compensation paid to each Independent Director for the calendar year ended December 31, 2010:

Name of Independent Director[1]	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued As Part of Company Expenses[2]	Estimated Annual Benefits Upon Retirement[2]	Total Compensation From the Funds and Fund Complex[3]
George G.C. Parker	$90,000	Not Applicable	Not Applicable	$270,000
John E. Kerrigan	77,083	Not Applicable	Not Applicable	243,015
Charles A. Hurty	86,666	Not Applicable	Not Applicable	260,000
Cecilia H. Herbert	73,333	Not Applicable	Not Applicable	231,765
Robert H. Silver	73,333	Not Applicable	Not Applicable	220,000
Darrell Duffie[4]	73,333	Not Applicable	Not Applicable	220,000
John E. Martinez	73,333	Not Applicable	Not Applicable	231,765

[1]	Compensation is not shown for Madhav V. Rajan because he was appointed to serve as Independent Director of the Company effective May 16, 2011.
[2]	No Director or officer is entitled to any pension or retirement benefits from the Company.
[3]	Includes compensation for service on the Board of Trustees of iShares Trust and the Board of Directors of iShares MSCI Russia Capped Index Fund, Inc.
[4]	Served as Director through March 19, 2011.

Control Persons and Principal Holders of Securities.

The Directors and officers of the Company collectively owned less than 1% of each of the Funds’ outstanding shares as of November 30, 2011.

Although the Company does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of November 30, 2011, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Name	Percentage of Ownership
iShares MSCI Australia Index Fund	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	13.08%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.28%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	7.51%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.12%
	Bank of America, National Association 411 N. Akard Street 5th Floor Dallas, TX 75201	6.65%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	5.87%
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Fund	Name	Percentage of Ownership
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	5.66%
iShares MSCI Austria Investable Market Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.89%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	8.39%
	Curian Clearing, LLC 8055 East Tufts Avenue 10th Floor Denver, CO 80237	8.17%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.53%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.42%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	6.34%
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.33%
iShares MSCI Belgium Investable Market Index Fund	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	16.64%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	12.73%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	10.77%
	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.86%
iShares MSCI Brazil Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	14.59%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	8.44%
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Fund	Name	Percentage of Ownership
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	5.54%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.10%
iShares MSCI Canada Index Fund	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	9.45%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	9.13%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	8.61%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	8.55%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.89%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	6.17%
iShares MSCI Chile Investable Market Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	16.95%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	7.54%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.60%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	6.31%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.99%
	Bank of America, National Association 411 N. Akard Street 5th Floor Dallas, TX 75201	5.48%
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Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.16%
iShares MSCI Emerging Markets Eastern Europe Index Fund	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	12.53%
	Citibank, N.A. 3800 Citicorp Center Tampa Building B/Floor 1 Tampa, FL 33610	11.22%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	11.09%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	7.98%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	7.79%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.33%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.02%
	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	5.09%
iShares MSCI EMU Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	20.90%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	11.41%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.16%
	Curian Clearing, LLC 8055 East Tufts Avenue 10th Floor Denver, CO 80237	9.96%
44

Fund	Name	Percentage of Ownership
iShares MSCI France Index Fund	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	26.23%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	9.24%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.92%
iShares MSCI Germany Index Fund	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	20.78%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	19.70%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	9.04%
iShares MSCI Hong Kong Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	25.62%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	9.90%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	6.71%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.68%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.88%
iShares MSCI Israel Capped Investable Market Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	13.46%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	12.62%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.22%
45

Fund	Name	Percentage of Ownership
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	7.54%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	5.21%
iShares MSCI Italy Index Fund	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.60%
	Citibank, N.A. 3800 Citicorp Center Tampa Building B/Floor 1 Tampa, FL 33610	9.55%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	8.46%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.85%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.48%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.70%
	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	5.26%
iShares MSCI Japan Index Fund	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	13.22%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	11.55%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	7.32%
	Citibank, N.A. 3800 Citicorp Center Tampa Building B/Floor 1 Tampa, FL 33610	6.68%
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	6.40%
46

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.32%
iShares MSCI Japan Small Cap Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	12.68%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.18%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.89%
	Citibank, N.A. 3800 Citicorp Center Tampa Building B/Floor 1 Tampa, FL 33610	8.52%
	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	5.89%
iShares MSCI Malaysia Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	13.17%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	8.17%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	8.02%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.48%
	Citibank, N.A. 3800 Citicorp Center Tampa Building B/Floor 1 Tampa, FL 33610	6.37%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.74%
iShares MSCI Mexico Investable Market Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	15.21%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	8.43%
47

Fund	Name	Percentage of Ownership
	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	6.28%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.24%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.25%
iShares MSCI Netherlands Investable Market Index Fund	Citibank, N.A. 3800 Citicorp Center Tampa Building B/Floor 1 Tampa, FL 33610	11.50%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	9.70%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.45%
	Barclays Capital Inc. 70 Hudson Street Jersey City, NJ 07302	6.69%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	6.12%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.65%
iShares MSCI Pacific ex-Japan Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	19.00%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.20%
iShares MSCI Singapore Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.12%
	Bank of America, National Association 411 N. Akard Street 5th Floor Dallas, TX 75201	10.33%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	10.02%
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Fund	Name	Percentage of Ownership
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	8.34%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.07%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.25%
iShares MSCI South Africa Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	11.81%
	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60612	9.05%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	6.79%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.70%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	5.49%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.44%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.31%
iShares MSCI South Korea Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	19.32%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	9.64%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.47%
iShares MSCI Spain Index Fund	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	12.36%
49

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	9.89%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	7.59%
	Curian Clearing, LLC 8055 East Tufts Avenue 10th Floor Denver, CO 80237	7.17%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.72%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.51%
	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	5.47%
iShares MSCI Sweden Index Fund	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	17.14%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	8.11%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.16%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	6.22%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.03%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.79%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.36%
50

Fund	Name	Percentage of Ownership
iShares MSCI Switzerland Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	14.50%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.77%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	11.73%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.53%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	5.91%
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.49%
iShares MSCI Taiwan Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	19.20%
	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	11.57%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	8.12%
	Citibank, N.A. 3800 Citicorp Center Tampa Building B/Floor 1 Tampa, FL 33610	5.93%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.65%
iShares MSCI Thailand Investable Market Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	18.59%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	10.99%
51

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.00%
	Citibank, N.A. 3800 Citicorp Center Tampa Building B/Floor 1 Tampa, FL 33610	6.18%
	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	5.75%
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.11%
iShares MSCI Turkey Investable Market Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	16.03%
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	11.33%
	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	10.12%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.09%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.47%
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.41%
iShares MSCI United Kingdom Index Fund	State Street Bank and Trust Company 1776 Heritage Drive North Quincy, MA 02171	16.55%
	Curian Clearing, LLC 8055 East Tufts Avenue 10th Floor Denver, CO 80237	10.81%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	9.32%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.86%
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Fund	Name	Percentage of Ownership
	The Bank of New York Mellon 401 Salina Street 2nd Floor Syracuse, NY 13202	5.17%
iShares MSCI USA Index Fund	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	33.78%
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	14.66%
	Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355	7.87%
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.93%
	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	6.22%

Potential Conflicts of Interest. Barclays PLC (“Barclays”) and The PNC Financial Services Group, Inc. (“PNC”), each has a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the 1940 Act. Certain activities of BFA, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of Barclays and its affiliates (collectively, the “Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities, including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith

53

discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates or a Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or Barclays Entities or their other accounts.

BlackRock and its Affiliates or a Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

54

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a Barclays Entity. One or more Affiliates or Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or Barclays Entities and may also enter into transactions with other clients of an Affiliate or Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or Barclays Entities.

One or more Affiliates or one of the Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or Barclays Entity will be in its view commercially reasonable, although each Affiliate or Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their respective shareholders will be required, and no fees or other compensation payable by the Funds or their respective shareholders will be reduced by reason of receipt by an Affiliate or Barclays Entity of any such fees or other amounts.

When an Affiliate or Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry

55

seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the Proxy Voting Policy section of this SAI.

It is also possible that, from time to time, BlackRock or its Affiliates or a Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates or Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a Barclays Entity has significant debt or equity investments or in which an Affiliate or Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a Barclays Entity provides or may some day provide research

56

coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the Barclays Entities, their personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their respective shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in the Determination of Net Asset Value section of each Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Fund’s Board. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BFA and BlackRock each has adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling

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the SEC at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange-traded funds, including funds advised by Affiliates of BlackRock. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and Barclays Entities may therefore be deemed to be participants in a distribution of iShares funds that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and Barclays Entities, including BFA, in addition to those described in this section, may give rise to additional conflicts of interest.

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Investment Advisory, Administrative and Distribution Services

Investment Adviser. BFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Company, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc., and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Company and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Pursuant to the Investment Advisory Agreement, BFA may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BFA, to perform investment advisory or other services with respect to the Fund. In addition, BFA may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BFA may terminate any or all sub-advisers or such delegation arrangements in its sole discretion upon appropriate notice at any time to the extent permitted by applicable law.

For its investment advisory services to the iShares MSCI Pacific ex-Japan Index Fund, BFA is paid a management fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.50%.

For its investment advisory services to the iShares MSCI USA Index Fund, BFA is paid a management fee based on a percentage of the Fund’s average daily net assets at an annual rate of 0.15%.

For its investment advisory services to certain of the Funds included in this SAI, BFA is entitled to receive a management fee from such Funds corresponding to each of the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Peru Capped Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI Brazil Small Cap Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI China Index Fund, iShares MSCI China Small Cap Index Fund, iShares MSCI Indonesia Investable Market Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Philippines Investable Market Index Fund, iShares MSCI Poland Investable Market Index Fund, iShares MSCI Russia Capped Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund and iShares MSCI Turkey Investable Market Index Fund. The aggregate management fee is calculated as follows: 0.74% per annum of the aggregate net assets less than or equal to $2.0 billion, plus 0.69% per annum of the aggregate net assets over $2.0 billion, up to and including $4.0 billion, plus 0.64% per annum of the aggregate net assets over $4.0 billion, up to and including $8.0 billion, plus 0.57% per annum of the aggregate net assets over $8.0 billion, up to and including $16.0 billion, plus 0.51% per annum of the aggregate net assets over $16.0 billion, up to and including $32.0 billion, plus 0.45% per annum of the aggregate net assets in excess of $32.0 billion.

For its investment advisory services to certain of the Funds included in this SAI, BFA is entitled to receive a management fee from such Funds corresponding to each of the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI All Country Asia ex Japan Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Energy Sector Capped Index Fund, iShares MSCI Emerging Markets Financials Sector Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Emerging Markets Materials Sector Index Fund, iShares MSCI Emerging Markets Minimum Volatility Index Fund and iShares MSCI Emerging Markets Small Cap Index Fund. The aggregate management fee is calculated as follows: 0.75% per annum of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per annum of the aggregate net assets over $14.0 billion, up to and including $28.0 billion, plus 0.61% per annum of the aggregate net assets over $28.0 billion, up to and including $42.0 billion, plus 0.56% per annum of the aggregate net assets over $42.0 billion, up to and including $56.0 billion, plus 0.50% per annum of the aggregate net assets over $56.0 billion, up to and including $70.0 billion, plus 0.45% per annum of the aggregate net assets over $70.0 billion, up to and including $84.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $84.0 billion.

For its investment advisory services to certain of the Funds included in this SAI, BFA is entitled to receive a management fee from such Funds corresponding to each of the Fund’s allocable portion of an aggregate management fee based on the aggregate average daily net assets of the following iShares funds: iShares MSCI Australia Index Fund, iShares MSCI Austria

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Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Canada Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Ireland Capped Investable Market Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI New Zealand Investable Market Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund and iShares MSCI United Kingdom Index Fund. The aggregate management fee is calculated as follows: 0.59% per annum of the aggregate net assets less than or equal to $7.0 billion, plus 0.54% per annum of the aggregate net assets over $7.0 billion, up to and including $11.0 billion, plus 0.49% per annum of the aggregate net assets over $11.0 billion, up to and including $24.0 billion, plus 0.44% per annum of the aggregate net assets over $24.0 billion, up to and including $48.0 billion, plus 0.40% per annum of the aggregate net assets in excess of $48.0 billion.

Under the Investment Advisory Agreement, BFA is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses. For its investment management services to each Fund, BFA received a management fee at the annual rates (as a percentage of each Fund’s average net assets) set forth below for the fiscal year ended August 31, 2011.

The following table sets forth the management fees paid by each Fund to BFA for the fiscal years noted:
Fund	Management Fee for the Fiscal Year Ended August 31, 2011	Fund Inception Date	Management Fees Paid For Fiscal Year Ended August 31, 2011	Management Fees Paid For Fiscal Year Ended August 31, 2010	Management Fees Paid For Fiscal Year Ended August 31, 2009
iShares MSCI Australia Index Fund	0.52%	03/12/96	$15,491,910	$12,339,948	$4,365,698
iShares MSCI Austria Investable Market Index Fund	0.52%	03/12/96	858,928	822,617	527,579
iShares MSCI Belgium Investable Market Index Fund	0.52%	03/12/96	281,283	389,142	339,987
iShares MSCI Brazil Index Fund	0.59%	07/10/00	70,082,394	62,208,369	37,144,779
iShares MSCI Canada Index Fund	0.52%	03/12/96	26,198,533	17,081,917	8,045,646
iShares MSCI Chile Investable Market Index Fund	0.59%	11/12/07	5,158,425	2,148,159	1,223,935
iShares MSCI Emerging Markets Eastern Europe Index Fund[1]	0.68%	09/30/09	221,080	67,428	N/A
iShares MSCI EMU Index Fund	0.52%	07/25/00	4,477,629	4,463,524	3,909,074
iShares MSCI France Index Fund	0.52%	03/12/96	1,815,550	1,568,843	900,092
iShares MSCI Germany Index Fund	0.51%	03/12/96	13,628,580	5,468,927	2,369,432
iShares MSCI Hong Kong Index Fund	0.52%	03/12/96	10,481,935	9,797,546	7,779,500
iShares MSCI Israel Capped Investable Market Index Fund	0.59%	03/26/08	743,548	1,106,791	692,048
iShares MSCI Italy Index Fund	0.51%	03/12/96	606,658	623,082	570,682
iShares MSCI Japan Index Fund	0.51%	03/12/96	30,400,171	27,202,065	29,763,035
iShares MSCI Japan Small Cap Index Fund	0.51%	12/20/07	270,288	177,474	151,508
iShares MSCI Malaysia Index Fund	0.52%	03/12/96	5,141,467	3,134,564	2,012,558
iShares MSCI Mexico Investable Market Index Fund	0.52%	03/12/96	8,188,227	6,401,000	2,962,618
iShares MSCI Netherlands Investable Market Index Fund	0.52%	03/12/96	874,624	599,732	594,140
iShares MSCI Pacific ex-Japan Index Fund	0.50%	10/25/01	20,163,744	18,876,847	11,437,463
iShares MSCI Singapore Index Fund	0.52%	03/12/96	10,268,194	7,922,869	5,088,402
iShares MSCI South Africa Index Fund	0.59%	02/03/03	3,648,638	3,137,352	2,109,421
iShares MSCI South Korea Index Fund	0.59%	05/09/00	25,850,014	18,891,270	10,039,046
iShares MSCI Spain Index Fund	0.52%	03/12/96	1,076,007	1,298,278	1,236,278
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Fund	Management Fee for the Fiscal Year Ended August 31, 2011	Fund Inception Date	Management Fees Paid For Fiscal Year Ended August 31, 2011	Management Fees Paid For Fiscal Year Ended August 31, 2010	Management Fees Paid For Fiscal Year Ended August 31, 2009
iShares MSCI Sweden Index Fund	0.51%	03/12/96	2,536,271	1,105,743	754,249
iShares MSCI Switzerland Index Fund	0.52%	03/12/96	2,569,744	1,783,191	1,439,437
iShares MSCI Taiwan Index Fund	0.59%	06/20/00	19,324,501	19,597,924	12,738,136
iShares MSCI Thailand Investable Market Index Fund	0.59%	03/26/08	3,807,783	1,524,281	257,410
iShares MSCI Turkey Investable Market Index Fund	0.59%	03/26/08	4,021,933	2,492,426	680,004
iShares MSCI United Kingdom Index Fund	0.52%	03/12/96	6,213,817	4,977,068	3,150,913
iShares MSCI USA Index Fund	0.15%	05/05/10	2,853	1,127	N/A

1	For the iShares MSCI Emerging Markets Eastern Europe Index Fund, BFA may voluntarily waive a portion of the management fee, as it determines, from time to time. During the period from September 1, 2010 through December 31, 2010 BFA voluntarily waived a portion of its management fee. For the fiscal year ended August 31, 2011, BFA waived $462 of its management fees.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days’ notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Company without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Company. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Company. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

Portfolio Managers. As of August 31, 2011, the individuals named as Portfolio Managers in the Funds’ Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below:

Christopher Bliss
Types of Accounts	Number	Total Assets
Registered Investment Companies	13	$77,000,000,000
Other Pooled Investment Vehicles	179	$362,600,000,000
Other Accounts	161	$257,900,000,000

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Christopher Bliss
Types of Accounts	Number	Total Assets
Accounts with Incentive-Based Fee Arrangements	0	N/A

Rene Casis
Types of Accounts	Number	Total Assets
Registered Investment Companies	158	$266,400,000,000
Other Pooled Investment Vehicles	28	$43,600,000,000
Other Accounts	5	$283,800,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Diane Hsiung
Types of Accounts	Number	Total Assets
Registered Investment Companies	159	$268,400,000,000
Other Pooled Investment Vehicles	15	$9,000,000,000
Other Accounts	3	$5,700,000
Accounts with Incentive-Based Fee Arrangements	0	N/A
Greg Savage
Types of Accounts	Number	Total Assets
Registered Investment Companies	159	$268,400,000,000
Other Pooled Investment Vehicles	44	$52,700,000,000
Other Accounts	7	$289,000,000
Accounts with Incentive-Based Fee Arrangements	0	N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying

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fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of August 31, 2011:

Christopher Bliss
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Rene Casis
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Diane Hsiung
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A
Greg Savage
Types of Accounts	Number of Other Accounts with Performance-Based Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	N/A
Other Pooled Investment Vehicles	0	N/A
Other Accounts	0	N/A

The discussion below describes the Portfolio Managers’ compensation as of August 31, 2011.

Portfolio Manager Compensation Overview

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.

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Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

From time to time, long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

As of August 31, 2011, the Portfolio Managers beneficially owned shares of the Funds, for which they are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:

Christopher Bliss
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Brazil Index Fund	X
iShares MSCI Chile Investable Market Index Fund	X
iShares MSCI Emerging Markets Eastern Europe Index Fund	X
iShares MSCI Malaysia Index Fund	X
iShares MSCI Mexico Investable Market Index Fund	X
iShares MSCI South Africa Index Fund	X
iShares MSCI South Korea Index Fund	X
iShares MSCI Taiwan Index Fund	X
iShares MSCI Thailand Investable Market Index Fund	X
iShares MSCI Turkey Investable Market Index Fund	X

Rene Casis
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Australia Index Fund	X
iShares MSCI Austria Investable Market Index Fund	X
iShares MSCI Belgium Investable Market Index Fund	X
iShares MSCI Brazil Index Fund	X
iShares MSCI Canada Index Fund	X
iShares MSCI Chile Investable Market Index Fund	X
iShares MSCI Emerging Markets Eastern Europe Index Fund	X
iShares MSCI EMU Index Fund	X
iShares MSCI France Index Fund	X
iShares MSCI Germany Index Fund	X
iShares MSCI Hong Kong Index Fund	X
iShares MSCI Israel Capped Investable Market Index Fund	X

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Rene Casis
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Italy Index Fund	X
iShares MSCI Japan Index Fund	X
iShares MSCI Japan Small Cap Index Fund	X
iShares MSCI Malaysia Index Fund	X
iShares MSCI Mexico Investable Market Index Fund	X
iShares MSCI Netherlands Investable Market Index Fund	X
iShares MSCI Pacific ex-Japan Index Fund	X
iShares MSCI Singapore Index Fund	X
iShares MSCI South Africa Index Fund	X
iShares MSCI South Korea Index Fund	X
iShares MSCI Spain Index Fund	X
iShares MSCI Sweden Index Fund	X
iShares MSCI Switzerland Index Fund	X
iShares MSCI Taiwan Index Fund	X
iShares MSCI Thailand Investable Market Index Fund	X
iShares MSCI Turkey Investable Market Index Fund	X
iShares MSCI United Kingdom Index Fund	X
iShares MSCI USA Index Fund	X

Diane Hsiung
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Australia Index Fund	X
iShares MSCI Austria Investable Market Index Fund		X
iShares MSCI Belgium Investable Market Index Fund	X
iShares MSCI Brazil Index Fund		X
iShares MSCI Canada Index Fund	X
iShares MSCI Chile Investable Market Index Fund	X
iShares MSCI Emerging Markets Eastern Europe Index Fund	X
iShares MSCI EMU Index Fund	X
iShares MSCI France Index Fund	X
iShares MSCI Germany Index Fund	X
iShares MSCI Hong Kong Index Fund	X
iShares MSCI Israel Capped Investable Market Index Fund	X
iShares MSCI Italy Index Fund	X
iShares MSCI Japan Index Fund	X
iShares MSCI Japan Small Cap Index Fund	X
iShares MSCI Malaysia Index Fund	X
iShares MSCI Mexico Investable Market Index Fund	X
65

Diane Hsiung
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Netherlands Investable Market Index Fund	X
iShares MSCI Pacific ex-Japan Index Fund	X
iShares MSCI Singapore Index Fund	X
iShares MSCI South Africa Index Fund	X
iShares MSCI South Korea Index Fund	X
iShares MSCI Spain Index Fund	X
iShares MSCI Sweden Index Fund	X
iShares MSCI Switzerland Index Fund	X
iShares MSCI Taiwan Index Fund	X
iShares MSCI Thailand Investable Market Index Fund	X
iShares MSCI Turkey Investable Market Index Fund	X
iShares MSCI United Kingdom Index Fund	X
iShares MSCI USA Index Fund	X

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Australia Index Fund	X
iShares MSCI Austria Investable Market Index Fund	X
iShares MSCI Belgium Investable Market Index Fund	X
iShares MSCI Brazil Index Fund		X
iShares MSCI Canada Index Fund	X
iShares MSCI Chile Investable Market Index Fund	X
iShares MSCI Emerging Markets Eastern Europe Index Fund	X
iShares MSCI EMU Index Fund	X
iShares MSCI France Index Fund	X
iShares MSCI Germany Index Fund	X
iShares MSCI Hong Kong Index Fund	X
iShares MSCI Israel Capped Investable Market Index Fund	X
iShares MSCI Italy Index Fund	X
iShares MSCI Japan Index Fund	X
iShares MSCI Japan Small Cap Index Fund	X
iShares MSCI Malaysia Index Fund	X
iShares MSCI Mexico Investable Market Index Fund	X
iShares MSCI Netherlands Investable Market Index Fund	X
iShares MSCI Pacific ex-Japan Index Fund	X
iShares MSCI Singapore Index Fund	X
iShares MSCI South Africa Index Fund	X
iShares MSCI South Korea Index Fund	X

66

Greg Savage
Dollar Range
Fund	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	over $1m
iShares MSCI Spain Index Fund	X
iShares MSCI Sweden Index Fund	X
iShares MSCI Switzerland Index Fund	X
iShares MSCI Taiwan Index Fund	X
iShares MSCI Thailand Investable Market Index Fund	X
iShares MSCI Turkey Investable Market Index Fund	X
iShares MSCI United Kingdom Index Fund	X
iShares MSCI USA Index Fund	X

Codes of Ethics. The Company, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds under the Master Services Agreement and related Service Schedule (the “Service Module”). State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to the Service Module for Fund Administration and Accounting Services with the Company, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Company and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Service Module for Custodial Services with the Company, State Street maintains, in separate accounts, cash, securities and other assets of the Company and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Company, to deliver securities held by State Street and to make payments for securities purchased by the Company for each Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to the Service Module for Transfer Agency Services with the Company, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

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The following table sets forth the administration, transfer agency and custodian expenses of each Fund paid by BFA to State Street for the fiscal years noted:

Fund	Fund Inception Date	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2011	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2010	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended August 31, 2009
iShares MSCI Australia Index Fund	03/12/96	$344,773	$254,789	$109,442
iShares MSCI Austria Investable Market Index Fund	03/12/96	$42,435	41,110	30,029
iShares MSCI Belgium Investable Market Index Fund	03/12/96	$17,533	20,736	23,940
iShares MSCI Brazil Index Fund	07/10/00	$3,572,483	2,856,615	1,644,774
iShares MSCI Canada Index Fund	03/12/96	$410,956	252,407	123,276
iShares MSCI Chile Investable Market Index Fund	11/12/07	$1,875,542	795,458	419,431
iShares MSCI Emerging Markets Eastern Europe Index Fund	09/30/09	$57,888	11,860	N/A
iShares MSCI EMU Index Fund	07/25/00	$130,735	106,995	103,543
iShares MSCI France Index Fund	03/12/96	$52,221	48,247	33,179
iShares MSCI Germany Index Fund	03/12/96	$281,912	109,518	50,349
iShares MSCI Hong Kong Index Fund	03/12/96	$211,579	191,807	202,609
iShares MSCI Israel Capped Investable Market Index Fund	03/26/08	$116,501	154,344	91,287
iShares MSCI Italy Index Fund	03/12/96	$16,538	16,317	17,547
iShares MSCI Japan Index Fund	03/12/96	$311,780	252,341	274,212
iShares MSCI Japan Small Cap Index Fund	12/20/07	$16,508	4,931	9,436
iShares MSCI Malaysia Index Fund	03/12/96	$519,684	283,792	193,270
iShares MSCI Mexico Investable Market Index Fund	03/12/96	$319,222	245,591	111,771
iShares MSCI Netherlands Investable Market Index Fund	03/12/96	$20,458	15,666	17,653
iShares MSCI Pacific ex-Japan Index Fund	10/25/01	$493,182	435,461	310,375
iShares MSCI Singapore Index Fund	03/12/96	$382,591	221,345	200,363
iShares MSCI South Africa Index Fund	02/03/03	$127,197	105,530	75,320
iShares MSCI South Korea Index Fund	05/09/00	$1,026,895	715,573	376,845
iShares MSCI Spain Index Fund	03/12/96	$22,840	25,178	25,868
iShares MSCI Sweden Index Fund	03/12/96	$65,932	32,224	25,535
iShares MSCI Switzerland Index Fund	03/12/96	$52,803	36,466	30,968
iShares MSCI Taiwan Index Fund	06/20/00	$1,324,096	1,186,654	710,609
iShares MSCI Thailand Investable Market Index Fund	03/26/08	$124,819	48,341	16,198
iShares MSCI Turkey Investable Market Index Fund	03/26/08	$370,844	255,152	79,482
iShares MSCI United Kingdom Index Fund	03/12/96	$31,324	28,196	23,114
iShares MSCI USA Index Fund	05/05/10	$2,477	2,694	N/A

Distributor. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons

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purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Directors, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC participants and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:

Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended August 31, 2011	Distributor Compensation Paid During Fiscal Year Ended August 31, 2010	Distributor Compensation Paid During Fiscal Year Ended August 31, 2009
iShares MSCI Australia Index Fund	03/12/96	$11,753	$13,367	$10,603
iShares MSCI Austria Investable Market Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Belgium Investable Market Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Brazil Index Fund	07/10/00	11,753	13,367	10,603
iShares MSCI Canada Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Chile Investable Market Index Fund	11/12/07	11,753	13,367	10,603
iShares MSCI Emerging Markets Eastern Europe Index Fund	09/30/09	11,753	13,367	N/A
iShares MSCI EMU Index Fund	07/25/00	11,753	13,367	10,603
iShares MSCI France Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Germany Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Hong Kong Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Israel Capped Investable Market Index Fund	03/26/08	11,753	13,367	10,603
iShares MSCI Italy Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Japan Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Japan Small Cap Index Fund	12/20/07	11,753	13,367	10,603
iShares MSCI Malaysia Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Mexico Investable Market Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Netherlands Investable Market Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Pacific ex-Japan Index Fund	10/25/01	11,753	13,367	10,603
iShares MSCI Singapore Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI South Africa Index Fund	02/03/03	11,753	13,367	10,603
iShares MSCI South Korea Index Fund	05/09/00	11,753	13,367	10,603
iShares MSCI Spain Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Sweden Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Switzerland Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI Taiwan Index Fund	06/20/00	11,753	13,367	10,603

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Fund	Fund Inception Date	Distributor Compensation Paid During Fiscal Year Ended August 31, 2011	Distributor Compensation Paid During Fiscal Year Ended August 31, 2010	Distributor Compensation Paid During Fiscal Year Ended August 31, 2009
iShares MSCI Thailand Investable Market Index Fund	03/26/08	11,753	13,367	10,603
iShares MSCI Turkey Investable Market Index Fund	03/26/08	11,753	13,367	10,603
iShares MSCI United Kingdom Index Fund	03/12/96	11,753	13,367	10,603
iShares MSCI USA Index Fund	05/05/10	11,753	3,718	N/A

Financial Intermediary Compensation. BFA and/or BTC and/or their respective subsidiaries (“BFA Entities”) pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, other iShares funds or exchange-traded products in general (“Payments”). BFA Entities make Payments from their own assets and not from the assets of the Funds. Although a portion of BFA Entities’ revenue comes directly or indirectly in part from fees paid by the Funds and other iShares funds, Payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund or other iShares funds. BFA Entities make Payments for Intermediaries’ participating in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Funds or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). BFA Entities also make Payments to Intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, BFA Entities make Payments to Intermediaries that make shares of the Funds and certain other iShares funds available to their clients, develop new products that feature iShares or otherwise promote the Funds and other iShares funds. Payments of this type are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, Payments create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund and other iShares funds over other investments. The same conflict of interest exists with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

As of February 2, 2010, BFA Entities had arrangements to make Payments other than Education Costs or Publishing Costs only to Fidelity Brokerage Services LLC (“FBS”) and Merrill Lynch, Pierce, Fenner & Smith, Inc. (“ML”). Pursuant to BFA Entities’ arrangement with FBS, FBS has agreed to promote iShares funds to FBS’s customers and not to charge certain of its customers any commissions when those customers purchase or sell shares of certain iShares funds online (the “Co-Branded Marketing Program”). BFA Entities have agreed to facilitate the Co-Branded Marketing Program by making payments to FBS during the term of the agreement in a fixed amount. Upon termination of the agreement the BFA Entities will make additional payments to FBS based upon a number of criteria, including the overall success of the Co-Branded Marketing program and the level of services provided by FBS during the wind-down period. Pursuant to BFA Entities’ arrangement with ML, BFA Entities have agreed to reimburse ML for a portion of certain fee waivers that ML may be required to implement with respect to accounts that hold “plan assets” within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as a consequence of a technical ERISA affiliate relationship between BFA and ML.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, BFA Entities make Education Costs and Publishing Costs Payments to other Intermediaries that are not listed above. BFA Entities may determine to make Payments based on any number of metrics. For example, BFA Entities may make Payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more iShares funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, BFA anticipates that the Payments paid by BFA Entities in connection with the Funds, iShares funds and exchange-traded products in general will be immaterial to BFA Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any Payments his or

70

her Intermediary firm may receive. Any Payments made by the BFA Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of iShares funds.

Brokerage Transactions

BFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Company has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:

Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2011	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2010	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2009
iShares MSCI Australia Index Fund	03/12/96	$152,979	$101,452	$86,032
iShares MSCI Austria Investable Market Index Fund	03/12/96	10,896	13,937	21,249
iShares MSCI Belgium Investable Market Index Fund	03/12/96	5,882	11,638	16,284
iShares MSCI Brazil Index Fund	07/10/00	1,279,030	1,601,458	1,089,260
iShares MSCI Canada Index Fund	03/12/96	114,330	61,232	63,764
iShares MSCI Chile Investable Market Index Fund	11/12/07	96,901	48,961	22,401
iShares MSCI Emerging Markets Eastern Europe Index Fund	09/30/09	15,440	2,692	N/A
iShares MSCI EMU Index Fund	07/25/00	50,034	30,678	45,240
iShares MSCI France Index Fund	03/12/96	13,503	9,652	6,845
iShares MSCI Germany Index Fund	03/12/96	218,407	27,512	38,682
iShares MSCI Hong Kong Index Fund	03/12/96	77,084	39,826	64,339
iShares MSCI Israel Capped Investable Market Index Fund	03/26/08	8,497	39,519	61,045
iShares MSCI Italy Index Fund	03/12/96	16,323	10,810	13,412
iShares MSCI Japan Index Fund	03/12/96	121,836	172,772	169,576
iShares MSCI Japan Small Cap Index Fund	12/20/07	1,278	1,893	1,651
iShares MSCI Malaysia Index Fund	03/12/96	186,798	71,874	64,467
iShares MSCI Mexico Investable Market Index Fund	03/12/96	62,589	191,950	109,935
iShares MSCI Netherlands Investable Market Index Fund	03/12/96	5,744	3,913	14,865
iShares MSCI Pacific ex-Japan Index Fund	10/25/01	166,317	149,896	188,666
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Fund	Fund Inception Date	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2011	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2010	Brokerage Commissions Paid During Fiscal Year Ended August 31, 2009
iShares MSCI Singapore Index Fund	03/12/96	113,886	83,246	88,823
iShares MSCI South Africa Index Fund	02/03/03	56,842	37,270	93,568
iShares MSCI South Korea Index Fund	05/09/00	290,364	213,823	186,355
iShares MSCI Spain Index Fund	03/12/96	16,635	20,964	40,977
iShares MSCI Sweden Index Fund	03/12/96	21,191	5,978	7,727
iShares MSCI Switzerland Index Fund	03/12/96	13,341	26,875	41,294
iShares MSCI Taiwan Index Fund	06/20/00	274,912	226,077	440,425
iShares MSCI Thailand Investable Market Index Fund	03/26/08	196,525	48,858	9,733
iShares MSCI Turkey Investable Market Index Fund	03/26/08	116,660	114,341	67,382
iShares MSCI United Kingdom Index Fund	03/12/96	33,311	37,958	42,669
iShares MSCI USA Index Fund	05/05/10	20	34	N/A
The following table sets forth the names of the Funds’ “regular broker dealers,” as defined under Rule 10b-1 of the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund’s fiscal year ended August 31, 2011.
Fund	Issuer	Market Value of Investment
iShares MSCI Canada Index Fund	Royal Bank of Canada	$289,056,445
iShares MSCI EMU Index Fund	Deutshce Bank AG	$ 9,497,080
iShares MSCI Germany Index Fund	Deutshce Bank AG	$128,362,185
iShares MSCI Japan Index Fund	Nomura Holdings, Inc	$ 47,783,539
iShares MSCI Switzerland Index Fund	UBS AG	$ 21,753,346
	Credit Suisse Group AG	19,244,928
iShares MSCI USA Index Fund	JP Morgan Chase & Co	$ 67,383
	Citigroup, Inc	40,706
	Bank of America Corp	37,370
	Goldman Sachs Group, Inc (The)	25,801
	Morgan Stanley	10,990

None of the Funds paid any brokerage commissions to BlackRock, an affiliate of BFA, or a subsidiary of BTC, during the fiscal year ended August 31, 2011.

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA or its Affiliates manage or advise and for which they have brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA or its Affiliates are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA and its Affiliates. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA and its Affiliates may deal, trade and invest for their own account in the types of securities in which the Funds may invest. BFA and its Affiliates may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
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Portfolio turnover may vary from year to year as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:

Fund	Fiscal Year Ended August 31, 2011	Fiscal Year Ended August 31, 2010
iShares MSCI Australia Index Fund	9%	8%
iShares MSCI Austria Investable Market Index Fund	12%	11%
iShares MSCI Belgium Investable Market Index Fund	12%	17%
iShares MSCI Brazil Index Fund	11%	13%
iShares MSCI Canada Index Fund	8%	6%
iShares MSCI Chile Investable Market Index Fund	38%	42%
iShares MSCI Emerging Markets Eastern Europe Index Fund	24%	13%
iShares MSCI EMU Index Fund	8%	5%
iShares MSCI France Index Fund	6%	6%
iShares MSCI Germany Index Fund	13%	5%
iShares MSCI Hong Kong Index Fund	15%	5%
iShares MSCI Israel Capped Investable Market Index Fund	17%	21%
iShares MSCI Italy Index Fund	16%	12%
iShares MSCI Japan Index Fund	4%	5%
iShares MSCI Japan Small Cap Index Fund	10%	7%
iShares MSCI Malaysia Index Fund	49%	29%
iShares MSCI Mexico Investable Market Index Fund	5%	11%
iShares MSCI Netherlands Investable Market Index Fund	6%	9%
iShares MSCI Pacific ex-Japan Index Fund	10%	7%
iShares MSCI Singapore Index Fund	10%	9%
iShares MSCI South Africa Index Fund	4%	5%
iShares MSCI South Korea Index Fund	18%	14%
iShares MSCI Spain Index Fund	14%	9%
iShares MSCI Sweden Index Fund	9%	10%
iShares MSCI Switzerland Index Fund	7%	7%
iShares MSCI Taiwan Index Fund	23%	9%
iShares MSCI Thailand Investable Market Index Fund	22%	14%
iShares MSCI Turkey Investable Market Index Fund	12%	13%
iShares MSCI United Kingdom Index Fund	4%	7%
iShares MSCI USA Index Fund	8%	1%
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Additional Information Concerning the Company

Capital Stock. The Company currently is comprised of 36 series referred to as funds. Each series issues shares of common stock, par value $0.001 per share. The Company has authorized and issued the following funds as separate series of capital stock: iShares Emerging Markets Local Currency Bond Fund, iShares MSCI All Country World Minimum Volatility Index Fund, iShares MSCI Australia Index Fund, iShares MSCI Austria Investable Market Index Fund, iShares MSCI Belgium Investable Market Index Fund, iShares MSCI Brazil Index Fund, iShares MSCI BRIC Index Fund, iShares MSCI Canada Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Emerging Markets Eastern Europe Index Fund, iShares MSCI Emerging Markets Index Fund, iShares MSCI Emerging Markets Minimum Volatility Index Fund, iShares MSCI Emerging Markets Small Cap Index Fund, iShares MSCI EMU Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Israel Capped Investable Market Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Japan Index Fund, iShares MSCI Japan Small Cap Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI Mexico Investable Market Index Fund, iShares MSCI Netherlands Investable Market Index Fund, iShares MSCI Pacific ex-Japan Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Spain Index Fund, iShares MSCI Sweden Index Fund, iShares MSCI Switzerland Index Fund, iShares MSCI Taiwan Index Fund, iShares MSCI Thailand Investable Market Index Fund, iShares MSCI Turkey Investable Market Index Fund, iShares MSCI United Kingdom Index Fund and iShares MSCI USA Index Fund. The Company has authorized for issuance, but is not currently offering for sale to the public, eight additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Amended and Restated Articles of Incorporation confers upon the Board the power to establish the number of shares which constitute a Creation Unit or by resolution, restrict the redemption right to Creation Units.

Each share issued by a fund has a pro rata interest in the assets of that fund. The Company is currently authorized to issue 28.85 billion shares of common stock. The following number of shares is currently authorized for each of the funds: iShares Emerging Markets Local Currency Bond Fund, 500 million shares; iShares MSCI All Country World Minimum Volatility Index Fund, 500 million shares; iShares MSCI Australia Index Fund, 627.8 million shares; iShares MSCI Austria Investable Market Index Fund, 100 million shares; iShares MSCI Belgium Investable Market Index Fund, 136.2 million shares; iShares MSCI Brazil Index Fund, 500 million shares; iShares MSCI BRIC Index Fund, 500 million shares; iShares MSCI Canada Index Fund, 340.2 million shares; iShares MSCI Chile Investable Market Index Fund, 200 million shares; iShares MSCI Emerging Markets Eastern Europe Index Fund, 200 million shares; iShares MSCI Emerging Markets Index Fund, 2 billion shares; iShares MSCI Emerging Markets Minimum Volatility Index Fund, 500 million shares; iShares MSCI Emerging Markets Small Cap Index Fund, 500 million shares; iShares MSCI EMU Index Fund, 1 billion shares; iShares MSCI France Index Fund, 340.2 million shares; iShares MSCI Germany Index Fund, 382.2 million shares; iShares MSCI Hong Kong Index Fund, 250 million shares; iShares MSCI Israel Capped Investable Market Index Fund, 500 million; iShares MSCI Italy Index Fund, 63.6 million shares; iShares MSCI Japan Index Fund, 2.1246 billion shares; iShares MSCI Japan Small Cap Index Fund, 500 million shares; iShares MSCI Malaysia Index Fund, 300 million shares; iShares MSCI Mexico Investable Market Index Fund, 255 million shares; iShares MSCI Netherlands Investable Market Index Fund, 255 million shares; iShares MSCI Pacific ex-Japan Index Fund, 1 billion shares; iShares MSCI Singapore Index Fund, 300 million shares; iShares MSCI South Africa Index Fund, 400 million shares; iShares MSCI South Korea Index Fund, 200 million shares; iShares MSCI Spain Index Fund, 127.8 million shares; iShares MSCI Sweden Index Fund, 63.6 million shares; iShares MSCI Switzerland Index Fund, 318.625 million shares; iShares MSCI Taiwan Index Fund, 900 million shares; iShares MSCI Thailand Investable Market Index Fund, 200 million; iShares MSCI Turkey Investable Market Index Fund, 200 million; iShares MSCI United Kingdom Index Fund, 934.2 million shares; and iShares MSCI USA Index Fund, 500 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confer upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each share has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law. Stockholders have no cumulative voting rights with respect to their shares. Shares of all funds vote together as a single class except that, if the

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matter being voted on affects only a particular fund or, if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more stockholders may remain a control person of the fund.

Stockholders may make inquiries by writing to iShares, Inc., c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and directors of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Company or a Fund. The Company or a Fund may be terminated by a majority vote of the Board, or the affirmative vote of a supermajority of the shareholders of the Company or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Company’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Company or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”), the NYSE Amex Equities and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the shares of each Fund held by each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial

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Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Company. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Company at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Company issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of September 30, 2011:
Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
iShares MSCI Australia Index Fund	200,000	$4,132,000
iShares MSCI Austria Investable Market Index Fund	100,000	$1,523,000
iShares MSCI Belgium Investable Market Index Fund	40,000	$444,800
iShares MSCI Brazil Index Fund	50,000	$2,612,500
iShares MSCI Canada Index Fund	100,000	$2,569,000
iShares MSCI Chile Investable Market Index Fund	50,000	$2,706,000
iShares MSCI Emerging Markets Eastern Europe Index Fund	50,000	$1,157,500
iShares MSCI EMU Index Fund	100,000	$2,770,000
iShares MSCI France Index Fund	200,000	$3,864,000
iShares MSCI Germany Index Fund	300,000	$5,559,000
iShares MSCI Hong Kong Index Fund	75,000	$1,104,000
iShares MSCI Israel Capped Investable Market Index Fund	50,000	$2,029,000
iShares MSCI Italy Index Fund	150,000	$1,813,500
iShares MSCI Japan Index Fund	600,000	$5,778,000
iShares MSCI Japan Small Cap Index Fund	100,000	$4,657,000
iShares MSCI Malaysia Index Fund	75,000	$940,500
iShares MSCI Mexico Investable Market Index Fund	100,000	$4,935,000
iShares MSCI Netherlands Investable Market Index Fund	50,000	$830,500
iShares MSCI Pacific ex-Japan Index Fund	300,000	$11,367,000
iShares MSCI Singapore Index Fund	100,000	$1,125,000
iShares MSCI South Africa Index Fund	100,000	$5,860,000
iShares MSCI South Korea Index Fund	50,000	$2,469,500
iShares MSCI Spain Index Fund	75,000	$2,460,750
iShares MSCI Sweden Index Fund	75,000	$1,743,750
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Fund	Shares Per Creation Unit	Value Per Creation Unit (U.S.$)
iShares MSCI Switzerland Index Fund	125,000	$2,728,750
iShares MSCI Taiwan Index Fund	200,000	$2,466,000
iShares MSCI Thailand Investable Market Index Fund	50,000	$2,737,000
iShares MSCI Turkey Investable Market Index Fund	50,000	$2,441,000
iShares MSCI United Kingdom Index Fund	200,000	$2,998,000
iShares MSCI USA Index Fund	50,000	$1,211,000

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund (except for the iShares MSCI Brazil Index Fund, iShares MSCI Chile Investable Market Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund (each, a “Cash Fund” and collectively, the “Cash Funds”), which are currently offered in Creation Units solely for cash), generally consists of the in-kind deposit of a designated portfolio of securities (including any portion of such securities for which cash may be substituted) (i.e., the Deposit Securities) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which will be applicable (subject to possible amendment or correction) to creation requests received in proper form. The Fund Deposit, when combined with the Fund’s portfolio securities, is intended to generate performance similar to that of the Underlying Index. The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

The Cash Component is an amount equal to the difference between the net asset value of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the net asset value per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing a Creation Unit.

Each Cash Fund’s current policy is to accept cash in substitution for the Deposit Securities it might otherwise accept as in-kind consideration for the purchase of Creation Units. A Cash Fund may, at times, elect to receive Deposit Securities (i.e., the in-kind deposit of a designated portfolio of securities) and a Cash Component as consideration for the purchase of Creation Units. If a Cash Fund elects to accept Deposit Securities, a purchaser’s delivery of the Deposit Securities together with the Cash Component will constitute the “Fund Deposit,” which will represent the consideration for a Creation Unit of the Fund. Please see the Cash Purchase Method section below and the following discussion summarizing the Deposit Security method for further information on purchasing Creation Units of the Funds.

BFA makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange, the list of names and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information as of the end of the previous Business Day) for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.

The identity and number of shares of the Deposit Securities change pursuant to changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities constituting the relevant Underlying Index.

The Funds reserve the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be

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eligible for transfer through DTC. The Funds also reserve the right to permit or require a “cash in lieu” amount in certain circumstances, including circumstances in which (i) the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under applicable securities laws or (ii) the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under applicable securities laws, or in certain other situations. As noted above, Creation Units of the Cash Funds currently are available only for cash purchases.

Cash Purchase Method. Although the Company does not ordinarily permit partial or full cash purchases of Creation Units of iShares funds, when partial or full cash purchases of Creation Units are available or specified for a Fund (Creation Units of Cash Funds are currently offered solely for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Role of the Authorized Participant. Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor (an “Authorized Participant”). Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor.

Purchase Orders. Unless otherwise described below, to initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day to receive that day’s NAV. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund before 11:59 p.m., Eastern time on any Business Day in order to receive the next Business Day’s NAV. Orders to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed will not be accepted. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Brazil Index Fund and iShares MSCI Chile Investable Market Index Fund before 3:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In addition, orders to purchase shares of the iShares MSCI Brazil Index Fund and iShares MSCI Chile Investable Market Index Fund will not be accepted on any day when the equity markets in the relevant foreign market are closed. On days when the Listing Exchange closes earlier than normal, the Funds may require orders for Creation Units to be placed earlier in the day. The Distributor will notify BFA and the Custodian of such order. The Custodian will then provide such information to any appropriate subcustodian. Procedures and requirements governing the delivery of the Fund Deposit are set forth in the procedures handbook for Authorized Participants and may change from time to time. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time (as defined below) on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Any excess funds will be returned following settlement of the issue of the Creation Unit. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds.

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The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.

Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Purchase Orders. Unless otherwise described below, an Authorized Participant must submit an irrevocable order to purchase shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund before 11:59 p.m., Eastern time on any Business Day in order to receive the next Business Day’s NAV. Orders to purchase shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the equity markets in the relevant foreign market are closed will not be accepted. An Authorized Participant must submit an irrevocable order to purchase shares of the iShares MSCI Brazil Index Fund and iShares MSCI Chile Investable Market Index Fund before 3:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. In addition, orders to purchase shares of the iShares MSCI Brazil Index Fund and iShares MSCI Chile Investable Market Index Fund will not be accepted on any day when the equity markets in the relevant foreign market are closed. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in the relevant foreign market are closed may not be accepted. Each Fund’s deadline specified above for the submission of purchase orders is referred to as that Fund’s “Cutoff Time.” The Distributor, in its discretion, may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the Listing Exchange is not open for business) via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. Purchase orders and redemption requests, if accepted by the Company, will be processed based on the NAV next determined after such acceptance in accordance with the Company’s standard Cutoff Times as provided in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund’s right (and the right of the Distributor and BFA) to reject any order until acceptance.

Once a Fund has accepted an order, upon the next determination of the net asset value of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Each Fund reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Fund or BFA, have an adverse effect on the Fund or the rights of beneficial owners; or (vii) circumstances outside the control of the Fund, the Distributor and BFA make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, State Street, the subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the Funds of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and BFA shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). Creation Units for the iShares MSCI Chile Investable Market Index Fund, iShares MSCI Germany Index Fund, iShares

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MSCI Hong Kong Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund and iShares MSCI Turkey Investable Market Index Fund typically are issued on a “T+2 basis” (i.e., two Business Days after trade date). Creation Units for the iShares MSCI South Africa Index Fund typically are issued on a “T+5 basis” (i.e., five Business Days after trade date). However, as discussed in the Regular Holidays section, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security) and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, each Fund will issue Creation Units to such Authorized Participant, notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 105% and up to 115%, which percentage BFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Funds’ then-effective procedures. The only collateral that is acceptable to the Funds is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Funds of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions. A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the applicable Business Day. The Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth each Fund’s standard creation transaction fees and maximum additional charge (as described above):

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
iShares MSCI Australia Index Fund	$2,400	3.0%
iShares MSCI Austria Investable Market Index Fund	600	3.0%
iShares MSCI Belgium Investable Market Index Fund	700	3.0%
iShares MSCI Brazil Index Fund	2,400	7.0%
iShares MSCI Canada Index Fund	1,900	3.0%
iShares MSCI Chile Investable Market Index Fund	3,000	3.0%
iShares MSCI Emerging Markets Eastern Europe Index Fund	800	3.0%
iShares MSCI EMU Index Fund	7,500	3.0%
iShares MSCI France Index Fund	2,900	3.0%
iShares MSCI Germany Index Fund	1,500	3.0%
iShares MSCI Hong Kong Index Fund	2,000	3.0%
iShares MSCI Israel Capped Investable Market Index Fund	3,300	3.0%
iShares MSCI Italy Index Fund	1,400	3.0%
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Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations*
iShares MSCI Japan Index Fund	5,000	3.0%
iShares MSCI Japan Small Cap Index Fund	6,000	3.0%
iShares MSCI Malaysia Index Fund	5,000	3.0%
iShares MSCI Mexico Investable Market Index Fund	1,400	3.0%
iShares MSCI Netherlands Investable Market Index Fund	1,000	3.0%
iShares MSCI Pacific ex-Japan Index Fund	6,000	3.0%
iShares MSCI Singapore Index Fund	2,000	3.0%
iShares MSCI South Africa Index Fund	1,200	3.0%
iShares MSCI South Korea Index Fund	4,000	3.0%
iShares MSCI Spain Index Fund	1,500	3.0%
iShares MSCI Sweden Index Fund	1,300	3.0%
iShares MSCI Switzerland Index Fund	1,500	3.0%
iShares MSCI Taiwan Index Fund	4,500	3.0%
iShares MSCI Thailand Investable Market Index Fund	1,700	3.0%
iShares MSCI Turkey Investable Market Index Fund	1,600	3.0%
iShares MSCI United Kingdom Index Fund	3,500	3.0%
iShares MSCI USA Index Fund	1,700	3.0%

*	As a percentage of the net asset value per Creation Unit.
Redemption of Creation Units. Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor and only on a Business Day. The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Each Cash Fund currently redeems Creation Units solely for cash; however, each Cash Fund reserves the right to distribute securities in-kind as payment for Creation Units being redeemed. Please see the Cash Redemption Method section below and the following discussion summarizing the in-kind method for further information on redeeming Creation Units of the Funds.

BFA makes available through the NSCC, prior to the opening of business on the Listing Exchange on each Business Day, the designated portfolio of securities (including any portion of such securities for which cash may be substituted) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”), and an amount of cash (the “Cash Amount,” as described below). Such Fund Securities and the corresponding Cash Amount (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Fund Securities and Cash Amount is made available. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus the Cash Amount, which is an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of Fund Securities, less a redemption transaction fee (as described below).

The Company may, in its sole discretion, substitute a “cash in lieu” amount to replace any Fund Security. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund currently redeems shares for Fund Securities (except for the Cash Funds, which redeem shares solely for cash), but each Fund reserves the right to utilize a cash option for redemption of shares.

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Cash Redemption Method. Although the Company does not ordinarily permit partial or full cash redemptions of Creation Units of iShares funds, when partial or full cash redemptions of Creation Units are available or specified for a Fund (Creation Units of Cash Funds are currently redeemed solely for cash), they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid by an in-kind redeemer.

Costs Associated with Redemption Transactions. A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. If a redemption consists of a cash portion, the Authorized Participant may also be required to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from the cash portion of such transaction, as further described in the Brokerage Transactions section of this SAI. The Authorized Participants may also be required to pay an additional charge (up to the maximum amount shown below) to cover other costs related to the redemption transaction. Authorized Participants will also bear the costs of transferring the Fund Securities from a Fund to their account on their order. Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The following table sets forth each Fund’s standard redemption transaction fees and maximum additional charge (as described above):

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions*
iShares MSCI Australia Index Fund	$2,400	2.0%
iShares MSCI Austria Investable Market Index Fund	600	2.0%
iShares MSCI Belgium Investable Market Index Fund	700	2.0%
iShares MSCI Brazil Index Fund	2,400	2.0%
iShares MSCI Canada Index Fund	1,900	2.0%
iShares MSCI Chile Investable Market Index Fund	3,000	2.0%
iShares MSCI Emerging Markets Eastern Europe Index Fund	800	2.0%
iShares MSCI EMU Index Fund	7,500	2.0%
iShares MSCI France Index Fund	2,900	2.0%
iShares MSCI Germany Index Fund	1,500	2.0%
iShares MSCI Hong Kong Index Fund	2,000	2.0%
iShares MSCI Israel Capped Investable Market Index Fund	3,300	2.0%
iShares MSCI Italy Index Fund	1,400	2.0%
iShares MSCI Japan Index Fund	5,000	2.0%
iShares MSCI Japan Small Cap Index Fund	6,000	2.0%
iShares MSCI Malaysia Index Fund	5,000	2.0%
iShares MSCI Mexico Investable Market Index Fund	1,400	2.0%
iShares MSCI Netherlands Investable Market Index Fund	1,000	2.0%
iShares MSCI Pacific ex-Japan Index Fund	6,000	2.0%
iShares MSCI Singapore Index Fund	2,000	2.0%
iShares MSCI South Africa Index Fund	1,200	2.0%
iShares MSCI South Korea Index Fund	4,000	2.0%
iShares MSCI Spain Index Fund	1,500	2.0%
iShares MSCI Sweden Index Fund	1,300	2.0%
iShares MSCI Switzerland Index Fund	1,500	2.0%
iShares MSCI Taiwan Index Fund	4,500	2.0%
iShares MSCI Thailand Investable Market Index Fund	1,700	2.0%
iShares MSCI Turkey Investable Market Index Fund	1,600	2.0%
iShares MSCI United Kingdom Index Fund	3,500	2.0%
iShares MSCI USA Index Fund	1,700	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard redemption transaction fee.
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Placement of Redemption Orders. Unless otherwise described below, redemption requests for Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund generally before 4:00 p.m., Eastern time on any Business Day in order to receive that day’s NAV. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund before 11:59 p.m., Eastern time on any Business Day in order to receive the next Business Day’s NAV. Orders to redeem shares of the iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund or iShares MSCI Taiwan Index Fund that are submitted the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. An Authorized Participant must submit an irrevocable request to redeem shares of the iShares MSCI Brazil Index Fund or iShares MSCI Chile Investable Market Index Fund before 3:00 p.m., Eastern time in order to receive that day’s NAV. Orders to redeem shares of each Fund that are submitted on the Business Day immediately preceding a holiday or day (other than a weekend) when the equity markets in the relevant non-U.S. market are closed may not be accepted. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds’ Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Funds’ Transfer Agent the Creation Unit being redeemed through the book-entry system of DTC so as to be effective by the Listing Exchange closing time on any Business Day, (ii) a request in form satisfactory to the applicable Fund is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities by 10:00 a.m., Eastern time on the Business Day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the Listing Exchange. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the shares.

Upon receiving a redemption request, the Distributor shall notify the applicable Fund and the Fund’s Transfer Agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.

A redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Unless otherwise described below, deliveries of redemption proceeds by the Funds generally will be made within three Business Days (i.e., “T+3”). For the iShares MSCI Chile Investable Market Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Hong Kong Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund, iShares MSCI Taiwan Index Fund and iShares MSCI Turkey Investable Market Index Fund, deliveries of redemption proceeds generally will be made within two Business Days (i.e., “T+2”).For the iShares MSCI South Africa Index Fund, deliveries of redemption proceeds generally will be made within five Business Days (i.e., “T+5”). However, as discussed in the Regular Holidays section, each Fund reserves the right to settle

83

redemption transactions and deliver redemption proceeds on another basis to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold) and in certain other circumstances. The Regular Holidays section hereto identifies the instances, if any, where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, the Company will make delivery of redemption proceeds within the number of days stated in the Regular Holidays section to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, a Fund may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charges specified above to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Cash Funds generally will be redeemed only for cash), in the event that cash redemptions are permitted or required by the Company proceeds will be paid to the Authorized Participant redeeming shares as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in the Regular Holidays section hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund, at or prior to 10:00 a.m., Eastern time on the Listing Exchange business day after the date of submission of such redemption request, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value at least equal to 105% and up to 115%, which percentage BFA may change from time to time, of the value of the missing shares. Such cash collateral must be delivered no later than 10:00 a.m., Eastern time on the day after the date of submission of such redemption request and shall be held by State Street and marked-to-market daily. The fees of State Street and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Funds to acquire shares of the Funds at any time and subjects the Authorized Participant to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the cash collateral.

Because the Portfolio Securities of a Fund may trade on exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Listing Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the Listing Exchange is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its net asset value is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

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Taxation on Creation and Redemptions of Creation Units. An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the U.S. Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisors.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Company from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2012 and 2013, the dates of regular holidays affecting the relevant securities markets in which a Fund invests are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2012

Australia
January 2	April 10	August 6	December 24
January 26	April 25	August 15	December 25
March 12	May 7	October 1	December 26
April 6	June 4	October 8	December 31
April 9	June 11	November 6
Austria
January 6	May 17	October 26	December 26
April 6	May 28	November 1	December 31
April 9	June 7	December 24
May 1	August 15	December 25
Belgium
April 6	May 18	September 27
April 9	May 28	November 1
May 1	July 11	December 25
May 17	August 15	December 26
Brazil
January 25	April 6	September 7	December 24
February 20	May 1	October 12	December 25
February 21	June 7	November 2	December 31
February 22	July 9	November 15
Canada
January 2	May 21	September 3	December 26
January 3	June 25	October 8
February 20	July 2	November 12
April 6	August 6	December 25

Chilé
April 6	July 16	September 19	December 25
May 1	August 15	October 15	December 31
May 21	September 17	November 1
July 2	September 18	November 2

85

The Czech Republic
April 9	July 6	December 26
May 1	September 28
May 8	December 24
July 5	December 25
Finland
January 6	May 1	December 24
April 5	May 17	December 25
April 6	June 22	December 26
April 9	December 6	December 31
France
April 6	May 17	December 26
April 9	August 15
May 1	November 1
May 8	December 25
Germany
April 6	December 25
April 9	December 26
May 1
Greece
January 6	April 13	August 15	December 31
February 27	April 16	December 24
April 6	May 1	December 25
April 9	June 4	December 26
Hong Kong
January 2	April 4	July 2	December 25
January 23	April 6	October 1	December 26
January 24	April 9	October 2
January 25	May 1	October 23
Hungary
March 15	May 1	October 23	December 25
March 16	May 28	November 1	December 26
April 9	August 20	November 2	December 31
April 30	October 22	December 24
Ireland
January 2	June 4	December 31
April 6	December 24
April 9	December 25
May 7	December 26
Israel
January 2	April 25	September 17	September 30
March 8	April 26	September 18	October 1
April 9	May 27	September 19	October 7
April 11	July 29	September 25	October 8
April 12	September 16	September 26	December 25

The Israeli market is closed every Friday.

Italy
April 6	August 15	December 26
April 9	December 24	December 31
May 1	December 25
Japan
January 2	April 30	September 17	December 31
January 3	May 3	October 8
January 9	May 4	November 23
March 20	July 16	December 24
Malaysia
January 2	February 7	September 17
January 23	May 1	October 26
January 24	August 19	November 13
February 1	August 20	November 15
February 6	August 31	December 25

Mexico
February 6	May 1	December 25
March 19	November 2
April 5	November 19
April 6	December 12

86

The Netherlands
April 6	December 25
April 9	December 26
May 1
New Zealand
January 2	April 9	December 25
January 3	April 25	December 26
February 6	June 4
April 6	October 22
Poland
January 6	May 3	December 24
April 6	June 7	December 25
April 9	August 15	December 26
May 1	November 1	December 31
Portugal
April 6	December 25
April 9	December 26
May 1
Russia
January 9	March 9	June 11
February 22	April 30	June 12
February 23	May 1	November 5
March 7	May 8	December 31
March 8	May 9
Singapore
January 2	May 1	November 13
January 23	August 9	December 25
January 24	August 20
April 6	October 26
South Africa
January 2	April 27	December 17
March 21	May 1	December 25
April 6	August 9	December 26
April 9	September 24
South Korea
January 23	May 28	December 19
January 24	June 6	December 25
March 1	August 15	December 31
April 11	October 1
May 1	October 3
Spain
April 6	December 24	December 31
April 9	December 25
May 1	December 26
Sweden
January 5	April 9	May 17	December 24
January 6	April 30	June 6	December 25
April 5	May 1	June 22	December 26
April 6	May 16	November 2	December 31
Switzerland
January 2	May 1	August 1
April 6	May 17	December 25
April 9	May 28	December 26

Taiwan
January 23	January 27	May 1
January 24	February 27	October 10
January 25	February 28	December 31
January 26	April 4

87

Thailand
January 2	April 16	August 2	December 10
March 7	May 1	August 13	December 31
April 6	May 7	October 23
April 13	June 4	December 5
Turkey
April 23	August 21	October 25
May 1	August 30	October 26
August 20	October 24	October 29
The United Kingdom
January 2	June 4	December 25
April 6	June 5	December 26
April 9	August 27	December 31
May 7	December 24

2013

Australia
January 1	April 1	June 10	November 5
January 28	April 25	August 5	December 25
March 4	May 6	August 14	December 26
March 11	May 20	September 30
March 29	June 3	October 7
Austria
January 1	May 9	November 1	December 31
March 29	May 20	December 24
April 1	May 30	December 25
May 1	August 15	December 26
Belgium
January 1	May 9	November 1
March 29	May 10	November 11
April 1	May 20	December 25
May 1	August 15	December 26
Brazil
January 1	March 29	November 15	December 31
January 25	May 1	November 20
February 11	May 30	December 24
February 12	July 9	December 25
Canada
January 1	May 20	September 2	December 26
January 2	June 24	October 14
February 18	July 1	November 11
March 29	August 5	December 25
Chilé
January 1	May 27	November 1
March 29	August 15	December 25
May 1	September 18	December 31
May 21	September 19
The Czech Republic
January 1	July 5	December 26
April 1	October 28	December 31
May 1	December 24
May 8	December 25
Finland
January 1	May 9	December 25
March 29	June 21	December 26
April 1	December 6	December 31
May 1	December 24
France
January 1	May 8	November 11
March 29	May 9	December 25
April 1	August 15	December 26
May 1	November 1
Germany
January 1	May 1	August 15	December 25
February 11	May 9	October 3	December 26
March 29	May 20	November 1	December 31
April 1	May 30	December 24

Greece
January 1	April 1	June 24	December 26
March 18	May 1	August 15
March 25	May 3	October 28
March 29	May 6	December 25

88

Hong Kong
January 1	April 4	September 20	December 26
February 11	May 1	October 1	December 31
February 12	May 17	October 14
March 29	June 12	December 24
April 1	July 1	December 25
Hungary
January 1	May 20	November 1
March 15	August 19	December 24
April 1	August 20	December 25
May 1	October 23	December 26
Ireland
January 1	May 1	October 28	December 27
March 18	May 6	December 24
March 29	June 3	December 25
April 1	August 5	December 26
Israel
February 24	April 14	September 4	September 19
March 25	April 15	September 5	September 25
March 26	May 14	September 6	September 26
March 31	May 15	September 13
April 1	July 16	September 18

The Israeli market is closed every Friday.

Italy
January 1	May 1	December 25
March 29	August 15	December 26
April 1	November 1	December 31
April 25	December 24
Japan
January 1	February 11	May 6	October 14
January 2	March 20	July 15	November 4
January 3	April 29	September 16	December 23
January 14	May 3	September 23	December 31
Malaysia
January 1	May 1	June 1	October 15
January 24	May 24	August 7	November 4
February 1	May 25	August 8	November 5
February 11	May 30	August 9	December 25
February 12	May 31	August 31
Mexico
January 1	March 21	September 16	December 25
February 4	March 28	November 18
February 5	March 29	November 20
March 18	May 1	December 12
The Netherlands
January 1	April 30	May 20
March 29	May 1	December 25
April 1	May 9	December 26
New Zealand
January 1	February 6	June 3
January 2	March 29	October 28
January 21	April 1	December 25
January 28	April 25	December 26
Poland
January 1	May 3	November 11
March 29	May 30	December 25
April 1	August 15	December 26
May 1	November 1

Portugal
January 1	April 25	June 13	December 25
February 12	May 1	August 15	December 26
March 29	May 30	November 1
April 1	June 10	December 24

89

Russia
January 1	January 8	May 9
January 2	January 9	May 10
January 3	February 25	June 12
January 4	March 8	November 4
January 7	May 1
Singapore
January 1	May 24	November 2
February 11	May 25	November 4
February 12	August 8	December 25
March 29	August 9
May 1	October 15
South Africa
January 1	May 1	December 16
March 21	June 17	December 25
March 29	August 9	December 26
April 1	September 24
South Korea
January 1	May 17	September 19
February 11	June 6	September 20
March 1	July 17	October 3
April 5	August 15	December 25
May 1	September 18	December 31
Spain
January 1	March 29	May 15	December 25
January 7	April 1	August 15	December 26
March 19	May 1	November 1
March 28	May 2	December 6
Sweden
January 1	May 9	December 25
March 29	June 6	December 26
April 1	June 21	December 31
May 1	December 24
Switzerland
January 1	May 1	August 15	December 26
January 2	May 9	September 5	December 31
March 19	May 20	November 1
March 29	May 30	December 24
April 1	August 1	December 25
Taiwan
January 1	February 12	April 4	October 10
February 7	February 13	May 1
February 8	February 14	June 12
February 11	February 28	September 19
Thailand
January 1	April 16	July 1	December 5
February 25	May 1	July 23	December 10
April 8	May 6	August 12	December 31
April 15	May 27	October 23
Turkey
January 1	August 9	October 16	October 29
April 23	August 30	October 17
August 7	October 14	October 18
August 8	October 15	October 28

The United Kingdom
January 1	May 6	December 25
March 29	May 27	December 26
April 1	August 26

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Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries and regions whose stocks comprise the Funds. In the calendar years 2012 and 2013, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycles* for a Fund as follows:

2012
Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
	04/05/12	04/13/12	8
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Austria	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Brazil	02/15/12	02/23/12	8
	02/16/12	02/24/12	8
	02/17/12	02/27/12	10
Czech Republic	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/13	10
Finland	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Greece	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Hungary	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Ireland	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
Israel	04/04/12	04/15/12	11
	04/05/12	04/16/12	11
	09/12/12	09/20/12	8
	09/13/12	09/23/12	10
Italy	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Japan	04/27/12	05/07/12	10
Malaysia	01/31/12	02/08/12	8
Philippines	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
Poland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Russia	03/02/12	03/12/12	10
91

2012
Country	Trade Date	Settlement Date	Number of Days to Settle
	03/05/12	03/13/12	8
	03/06/12	03/14/12	8
South Africa	12/26/11	01/03/12	8
	12/27/11	01/04/12	8
	12/28/11	01/05/12	8
	12/29/11	01/06/12	8
	12/30/11	01/09/12	10
	03/14/12	03/22/12	8
	03/15/12	03/23/12	8
	03/16/12	03/26/12	10
	03/19/12	03/27/12	8
	03/20/12	03/28/12	8
	03/30/12	04/10/12	11
	04/02/12	04/11/12	9
	04/03/12	04/12/12	9
	04/04/12	04/13/12	9
	04/05/12	04/16/12	11
	04/20/12	04/30/12	10
	04/23/12	05/02/12	9
	04/24/12	05/03/12	9
	04/25/12	05/04/12	9
	04/26/12	05/07/12	11
	04/30/12	05/08/12	8
	08/02/12	08/10/12	8
	08/03/12	08/13/12	10
	08/06/12	08/14/12	8
	08/07/12	08/15/12	8
	08/08/12	08/16/12	8
	09/17/12	09/25/12	8
	09/18/12	09/26/12	8
	09/19/12	09/27/12	8
	09/20/12	09/28/12	8
	09/21/12	10/01/12	10
	12/10/12	12/18/12	8
	12/11/12	12/19/12	8
	12/12/12	12/20/12	8
	12/13/12	12/21/12	8
	12/14/12	12/24/12	10
	12/18/12	12/27/12	9
	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
	12/24/12	01/02/13	9
Spain	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Sweden	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
	12/19/12	12/27/12	8
92

2012
Country	Trade Date	Settlement Date	Number of Days to Settle
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Taiwan	01/19/12	01/30/12	11
	01/20/12	01/31/12	11
Turkey	10/19/12	10/30/12	11
	10/22/12	10/31/12	9
	10/23/12	11/01/12	9
United Kingdom	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
2013
Country	Trade Date	Settlement Date	Number of Days to Settle
Austria	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
The Czech Republic	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Finland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Germany	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Hungary	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	12/31/13	8
Ireland	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
Italy	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Malaysia	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
Portugal	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	12/31/13	8
South Africa	03/14/13	03/22/13	8
	03/15/13	03/25/13	10
	03/18/13	03/26/13	8
	03/19/13	03/27/13	8
	03/20/13	03/28/13	8
	03/22/13	04/02/13	11
	03/25/13	04/03/13	8
93

2013
Country	Trade Date	Settlement Date	Number of Days to Settle
	03/26/13	04/04/13	8
	03/27/13	04/05/13	8
	03/28/13	04/08/13	11
	04/24/13	05/02/13	8
	04/25/13	05/03/13	8
	04/26/13	05/06/13	10
	04/29/13	05/07/13	8
	04/30/13	05/08/13	8
	06/10/13	06/18/13	8
	06/11/13	06/19/13	8
	06/12/13	06/20/13	8
	06/13/13	06/21/13	8
	06/14/13	06/24/13	10
	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
	08/07/13	08/15/13	8
	08/08/13	08/16/13	8
	09/17/13	09/25/13	8
	09/18/13	09/26/13	8
	09/19/13	09/27/13	8
	09/20/13	09/30/13	10
	09/23/13	10/01/13	8
	12/11/13	12/19/13	8
	12/12/13	12/20/13	8
	12/13/13	12/23/13	10
	12/18/13	12/27/13	9
	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
	12/24/13	01/03/14	10
Spain	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
Sweden	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Switzerland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Taiwan	02/05/13	02/15/13	10
	02/06/13	02/18/13	12
Turkey	10/10/13	10/21/13	11
	10/11/13	10/22/13	11

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
94

Taxes

Regulated Investment Company Qualifications. Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or non-U.S. currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of each Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to interests in qualified publicly-traded partnerships. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC or fails to meet the distribution requirement, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

95

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero or until their respective expiration dates, whichever occurs first. Capital loss carryforwards from taxable years beginning after December 2010 are not subject to expiration. However, any losses incurred after December 2010 are required to be utilized prior to the losses incurred before December 2010, with the result that losses incurred before December 2010 may be more likely to expire unused.

The following Funds had tax basis net capital loss carryforwards as of August 31, 2011, the tax year-end for the Funds listed:

Fund	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
iShares MSCI Australia Index Fund	$596,240	$384,424	$—	$7,066	$529,868	$24,006,125	$23,348,244	$12,127,364	$60,999,331
iShares MSCI Austria Investable Market Index Fund	855,364	—	—	9,795,917	2,587,916	7,102,366	16,657,011	13,826,937	50,825,511
iShares MSCI Belgium Investable Market Index Fund	175,781	33,969	—	—	1,698,444	5,953,120	10,826,174	19,023,517	37,711,005
iShares MSCI Brazil Index Fund	—	—	—	—	—	—	198,226,310	—	198,226,310
iShares MSCI Canada Index Fund	—	2,931,648	—	5,363,291	5,107,471	27,886,883	68,928,677	14,903,919	125,121,889
iShares MSCI Chile Investable Market Index Fund	—	—	—	—	—	1,886,881	11,712,090	976,991	14,575,962
iShares MSCI Emerging Markets Eastern Europe Index Fund	—	—	—	—	—	—	—	204,914	204,914
iShares MSCI EMU Index Fund	659,648	1,873,963	—	—	—	26,644,200	68,035,542	30,230,739	127,444,092
iShares MSCI France Index Fund	2,400,550	—	—	158,472	335,795	3,408,374	7,008,530	2,858,814	16,170,535
iShares MSCI Germany Index Fund	8,656,712	2,241,687	—	4,227,713	3,394,735	27,790,050	28,490,949	32,215,954	107,017,800
iShares MSCI Hong Kong Index Fund	2,330,414	468,716	425,440	2,899,247	3,185,408	29,235,556	114,836,904	34,565,959	187,947,644
iShares MSCI Israel Capped Investable Market Index Fund	—	—	—	—	—	784,479	10,801,191	7,130,249	18,715,919
iShares MSCI Italy Index Fund	541,980	527,327	—	—	472,268	2,743,650	18,169,627	9,459,662	31,914,514
iShares MSCI Japan Index Fund	5,594,562	8,733,802	68,122,871	27,817,841	44,443,527	116,295,478	173,577,101	139,228,194	583,813,376
iShares MSCI Japan Small Cap Index Fund	—	—	—	—	—	131,718	541,322	203,697	876,737

96

Fund	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
iShares MSCI Malaysia Index Fund	—	—	—	774,158	1,127,892	40,223,530	—	—	42,125,580
iShares MSCI Mexico Investable Market Index Fund	3,136,171	12,912	632,766	—	853,150	8,973,988	2,789,471	22,863,665	39,262,123
iShares MSCI Netherlands Investable Market Index Fund	2,481,175	129,137	403,525	260,715	1,195,162	5,819,153	22,256,170	2,329,005	34,874,042
iShares MSCI Pacific ex-Japan Index Fund	—	—	—	—	—	66,207,828	104,799,503	36,600,987	207,608,318
iShares MSCI Singapore Index Fund	4,256,421	2,558,348	—	—	807,115	15,680,510	132,420,824	11,588,528	167,311,746
iShares MSCI South Africa Index Fund	527,613	—	260,738	1,607,845	972,024	15,339,464	14,856,365	6,137,142	39,701,191
iShares MSCI South Korea Index Fund	3,363,449	11,590,303	3,172,573	38,097,223	—	178,889,302	226,591,665	78,503,704	540,208,219
iShares MSCI Spain Index Fund	995,671	—	—	—	—	5,946,927	15,120,672	8,619,903	30,683,173
IShares MSCI Sweden Index Fund	1,149,514	—	107,613	—	100,015	13,686,746	8,483,510	5,244,977	28,772,375
iShares MSCI Switzerland Index Fund	2,149,171	354,252	—	—	—	2,837,786	22,569,380	6,955,758	34,866,347
iShares MSCI Taiwan Index Fund	9,129,874	12,022,719	14,435,986	64,999,586	16,734,578	343,375,145	363,052,013	19,669,958	843,419,859
iShares MSCI Thailand Investable Market Index Fund	—	—	—	—	—	555,444	2,321,428	1,304,910	4,181,782
iShares MSCI Turkey Investable Market Index Fund	—	—	—	—	—	720,636	5,982,737	3,859,184	10,562,557
iShares MSCI United Kingdom Index Fund	4,272,059	1,517,783	7,063,063	—	261,754	16,140,312	23,559,917	22,514,433	75,329,321

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in

97

excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that a Fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the U.S. federal dividends received deduction for corporations.

Beginning in 2013, a 3.8% U.S. federal Medicare contribution tax will be imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly), and of estates and trusts.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October and certain ordinary losses realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital

98

gains distributions in the Funds, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. The Medicare contribution tax described above will apply to the sale of Fund shares.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Company, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Company will exercise the right of rejection except in a case where the Company determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, non-U.S. currencies, forward contracts, options and futures contracts (including options and futures contracts on non-U.S. currencies), to the extent permitted, will be subject to special provisions of the Internal Revenue Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, non-U.S. currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investments in so-called “Section 1256 contracts,” such as regulated futures contracts, most non-U.S. currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

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As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund reports the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable U.S. corporations (but generally not from U.S. REITs) and certain non-U.S. corporations (e.g., non-U.S. corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States (where the dividends are paid with respect to such stock)). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Bulgaria, Canada, China (but not with Hong Kong, which is treated as a separate jurisdiction for U.S. tax purposes), Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Malta, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom, and Venezuela. Substitute payments received by a Fund for securities lent out by the Fund will not be qualified dividend income.

A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder (or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. The maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2012. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements, you may lose the ability to use non-U.S. tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Corporate Dividends Received Deduction. Each Fund (with the exception of the iShares MSCI USA Index Fund) does not expect dividends that are paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

Dividends paid by the iShares MSCI USA Index Fund that are attributable to dividends received by the Fund from U.S. corporations may qualify for the U.S. federal dividends received deduction for corporations. A 46-day minimum holding period during the 90-day period that begins 45 days prior to ex-dividend date (or 91-day minimum holding period during the

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180 period beginning 90 days prior to ex-dividend date for certain preference dividends) during which risk of loss may not be diminished is required for the applicable shares, at both the Fund and shareholder level, for a dividend to be eligible for the dividends received deduction. Restrictions may apply if indebtedness, including a short sale, is attributable to the investment.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code. Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as unrelated business taxable income for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations,” as defined by the Internal Revenue Code, are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Internal Revenue Code) has unrelated business taxable income (“UBTI”) for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Non-U.S. Investments. Under Section 988 of the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a non-U.S. currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on non-U.S. currency, non-U.S. currency forward contracts and certain non-U.S. currency options or futures contracts denominated in non-U.S currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Each Fund may be subject to non-U.S. income taxes withheld at the source. Each Fund, if permitted to do so, may elect to “pass through” to its investors the amount of non-U.S. income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s non-U.S. income taxes, and (ii) either deduct (in calculating U.S. taxable income) but only for investors who itemize their deductions on their personal tax returns) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s non-U.S. income taxes. A non-U.S. person invested in the Fund in a year that the Fund elects to “pass through” its non-U.S. taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A non-U.S. tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s non-U.S. source income. For this purpose, shareholders must treat as non-U.S. source gross income (i) their proportionate shares of non-U.S. taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from non-U.S. sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the non-U.S. tax credit may be claimed.

With respect to Brazil, a 6% Imposto sobre Operacões Financeiras (IOF) tax, with the rate subject to change, applies to certain foreign exchange inflows into Brazil. Also, a 1.5% IOF tax applies to the creation of new American or Global Depositary Receipt issuances with respect to Brazilian equities and a 0.38% IOF tax applies to the cancellation of American or Global Depositary Receipts if the underlying equities are then issued in the Brazil (local) markets. If incurred by the Fund, an IOF tax would not be creditable against U.S. income tax liability.

Passive Foreign Investment Companies. If a Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Internal Revenue Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary

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earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and non-U.S. taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. Dividends paid by a Fund from net tax-exempt income or long-term capital gains are generally not subject to such withholding tax. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, tax-exempt interest dividends, or upon the sale or other disposition of shares of a Fund. If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a non-U.S. shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a non-U.S. shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the non-U.S. shareholder having additional filing requirements.

For taxable years beginning before January 1, 2012, distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” are not treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceed certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distribution is subject to 30% withholding by the Fund and is treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the Fund at any time during the one year period ending on the date of the distribution, such distribution is treated as real property gain subject to 35%

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withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the Fund on or before December 31, 2011 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the Fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of the Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2011, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

For taxable years beginning before January 1, 2012, properly reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax will be imposed on dividends paid after December 31, 2013, and redemption proceeds paid after December 31, 2014, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders; and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to enter into agreements with the IRS that state that they will provide the IRS information, including the name, address and taxpayer identification number of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained; agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information as to their account holders. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2011, with a lookthrough rule applying before such date.

The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisors as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

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Financial Statements

Each Fund’s audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders, which contains the referenced audited financial statements, is available upon request and without charge.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Company.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111 serves as the Company’s independent registered public accounting firm, audits the Funds’ financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Directors, c/o BlackRock Institutional Trust Company, N.A. – Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Company and reported to the Board.

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IS-SAI-08i-0212